                                  SMITH BARNEY
                                   ALLOCATION
                                   SERIES INC.

                        ANNUAL REPORT | JANUARY 31, 2001

GLOBAL PORTFOLIO

HIGH GROWTH PORTFOLIO

GROWTH PORTFOLIO

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

INCOME PORTFOLIO                           [LOGO OF SMITH BARNEY MUTUAL FUNDS]


             -------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
             -------------------------------------------------------

Table of Contents

Letter to Shareholders ....................................................    1

Smith Barney Allocation Series Portfolios

   Global Portfolio .......................................................    7

   High Growth Portfolio ..................................................   12

   Growth Portfolio .......................................................   17

   Balanced Portfolio .....................................................   22

   Conservative Portfolio .................................................   27

   Income Portfolio .......................................................   32

Schedules of Investments ..................................................   37

Statements of Assets and Liabilities ......................................   43

Statements of Operations ..................................................   44

Statements of Changes in Net Assets .......................................   45

Notes to Financial Statements .............................................   47

Financial Highlights ......................................................   52

Independent Auditors' Report ..............................................   71

Tax Information ...........................................................   72

Directors and Officers ....................................................   73

Dear Shareholder:

[PHOTO]
Heath B. McLendon
Chairman

[PHOTO]
R. Jay Gerken
Vice President and Investment Officer

We are pleased to present the annual report for the Smith Barney Allocation Series Inc. - Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolio(s)") for the year ended January 31, 2001. Please note that this report has been prepared for the information of shareholders of the Smith Barney Allocation Series ("SBAS") and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus includes information regarding the Portfolios' sales charges, expenses, objectives, policies, management, performance and other information. Please read it carefully before you invest or send money.

Special Shareholder Notice

Certain changes in the underlying Smith Barney funds in which the SBAS Portfolios invest have been prompted by mutual fund mergers, and in some cases, by the desire for additional flexibility regarding investments in selected mutual funds. The modifications to each Portfolio are shown in the chart below. These changes are effective immediately.

Additions of Underlying Smith Barney Funds

                                                                     Investment
Portfolio                   Additions                                  Ranges
---------                   ---------                                ----------
Global Portfolio            Smith Barney Growth and Income Fund        0-20%
High Growth Portfolio       Smith Barney Growth and Income Fund        0-20
Growth Portfolio            Smith Barney Growth and Income Fund        0-20
Balanced Portfolio          Smith Barney Growth and Income Fund        0-20

Eliminations of Underlying Smith Barney Funds

Portfolio                   Eliminations
---------                   ------------
Global Portfolio            Smith Barney Hansberger Global Small
                            Cap Value Fund
                            Emerging Markets Portfolio
                            Pacific Portfolio
                            Smith Barney Large Cap Blend Fund

High Growth Portfolio       Smith Barney Hansberger Global Small
                            Cap Value Fund
                            Emerging Markets Portfolio
                            Smith Barney Large Cap Blend Fund

Growth Portfolio            Smith Barney Hansberger Global Small
                            Cap Value Fund
                            Smith Barney Large Cap Blend Fund

Balanced Portfolio          Smith Barney Large Cap Blend Fund

Changes in Investment Ranges

                                                                    Investment
Portfolio                   Underlying Fund                           Ranges
---------                   ---------------                         ----------
Global Portfolio            Smith Barney Hansberger                    15-40%
                            Global Value Fund
                            International All Cap Growth Portfolio
High Growth Portfolio       Smith Barney Aggressive Growth Fund        5-30
Balanced Portfolio          Large Cap Value Fund                       0-20
Conservative Portfolio      Smith Barney Premium Total Return Fund     0-25

As we have stated often in the past, our original goal in introducing the Portfolios was to maximize reward potential and minimize risk through diversification by investing in a wide range of asset classes and investment styles. As you know, unlike ordinary mutual funds, the various Portfolios do not invest directly in stocks, bonds or other securities. Instead, they invest in carefully selected groups of Smith Barney Mutual Funds that work to achieve the investment objective of each respective Portfolio.

By design, an investment in a particular Portfolio is likely to be less volatile than an investment in a single asset type, a particular mutual fund or a specific financial market. With respect to investment returns, the performance of each Portfolio is designed, in any one year to rank somewhere in the middle of the asset classes in which it invests, performing below the best markets but better than the worst ones, and over time to provide potentially better than average returns, with possibly lower volatility.

The chart below shows the performance of the six Portfolios' Class A shares without and with sales charges for the period.

The Performance of Smith Barney Allocation Series Portfolios

Class A Shares Total Returns for the 12 Months Ended January 31, 2001

                                  Class A With                  Class A Without
                                Sales Charges/1/                Sales Charges/2/
                                ----------------                ---------------
Global Portfolio                    (13.83)%                         (9.29)%
High Growth Portfolio                (5.87)                          (0.94)
Growth Portfolio                     (4.83)                           0.21
Balanced Portfolio                    3.97                            9.42
Conservative Portfolio                4.01                            8.91
Income Portfolio                      2.91                            7.74





--------
1 All total return information represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Portfolio shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation ("FDIC"), or any other agency, entity, or person. These total return figures assume reinvestment for all dividends, but do not reflect the deduction of a sales charge for each Portfolio's Class A shares.

2 These total return figures assume reinvestment for all dividends and reflect the deduction of the maximum front-end sales charge for each Portfolio's Class A shares: 5.00% for the Global, High Growth, Growth and Balanced Portfolios and 4.50% for the Conservative and Income Portfolios.

                       The Benefits of Long-Term Investing

 Growth of $10,000 Invested in the Standard & Poor's 500 Composite Stock Index,
       Salomon Smith Barney World Government Bond Index, Lehman Brothers Government/Corporate Bond Index and Morgan Stanley Capital International EAFE
                                     Index

                      (January 31, 1991 - January 31, 2001)
                                   (unaudited)


                                    [GRAPH]


                                  SB Benefits

                          (hedged)
                           Salomon
SB Benefits    S&P 500   World Gov't.    MSCI EAFE       Lehman Gov't./Corp.
Long-Term       Index     Bond Index       Index             Bond Index
---------       -----    ------------      -----             ----------
  1/91          10,000     10,000          10,000              10,000
  1/92          12,265     11,116          10,065              11,313
  1/93          13,560     12,220           9,065              12,623
  1/94          15,303     13,532          13,070              13,923
  1/95          15,382     13,198          12,523              13,490
  1/96          21,323     15,516          14,586              15,881
  1/97          26,937     16,850          14,910              16,260
  1/98          34,184     18,882          16,467              18,077
  1/99          45,295     21,858          18,868              19,654
  1/00          49,974     20,535          22,499              19,089
  1/1/2001      49,521     22,933          20,628              21,715



Standard & Poor's 500 Composite Stock Index $49,521
Salomon Smith Barney World Government Bond Index $22,933
Lehman Brothers Government/Corporate Bond Index $21,715
MSCI EAFE Index $20,628

The Standard & Poor's 500 Composite Stock Index is a capitalization-weighted index of 500 widely held common stocks. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index and the performance of these indices does not represent the performance of any Smith Barney Fund. Past performance is not indicative of future results.

The U.S. Markets

The year 2000 began on a strong note, as investor appetite for "New Economy" stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled, and consumer confidence ran high.

The favorable environment began to change, however, when trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates and the euro's persistent weakness against the U.S. dollar. The combination of these factors resulted in a sharp decline in stock prices throughout the year, especially in the technology sector.

A dismal end to the year 2000 resulted in the first significantly negative year for U.S. stocks in a decade, and ended a spectacular run of five consecutive years of gains that were greater than 20%. Concerns of a "hard landing" in the downward flight of a U.S. economic slowdown took a heavy toll on stock prices towards the end of the year. The Federal Reserve Board's ("Fed's") increase in interest rates in 2000 seemed to have accomplished its desired effect of slowing down the U.S. economy. As several economic indicators provided evidence of a distinctly softer economy, investors even worried about the prospects of an economic recession in 2001.

The first quarter of 2000 witnessed significant changes in the bond market and unprecedented levels of volatility in the stock market. Interest rates rose early in the quarter and then fell significantly as the quarter progressed. The stock market sold off in response to higher rates in early 2000 and to profit-taking as investors began to realize gains that were most likely postponed from 1999.

The second quarter of 2000 witnessed a seesaw pattern of volatility in the stock market. The speculative bubble that had built up in the high-flying technology and biotechnology sectors of the Nasdaq Composite Index3 had finally burst during the week of April 10, 2000.

Stock market volatility remained high during the third quarter of 2000. Towards the end of the quarter, however, investor focus on the "4 Es"--energy, economy, earnings and the euro (the new European currency)--led to a nervous market environment as stock prices declined from lofty valuations. Oil prices climbed to above $35 per barrel, raising concerns about inflation. Against a backdrop of slowing economic growth, investors fretted over the prospects of "stagfla-tion"--the combination of a slowing economy and rising inflation. The U.S. dollar continued to strengthen against the euro as the European economy remained sluggish relative to the U.S. economy.

U.S. stocks remained highly volatile and came under increasing pressure in the fourth quarter of 2000 as investors digested a slew of high-profile profit warnings, especially from high-tech companies. The compression in price/earning ("P/E")4 multiples triggered by higher interest rates and weaker profits hit the technology sector--where stock valuations had reached unsustainable, lofty levels--the hardest. Falling demand in the semiconductor sector, along with rising inventories and the significant decline in valuations of pure-play Internet companies, were the main themes in the technology sector during the close of the period.

Transportation companies were hurt by higher energy prices. The healthcare sector saw a tug-of-war between talk of reform and new scientific advances, and eventually did offer some investors a safe haven as the technology sector cor-rected. Defensive and value-oriented sectors such as consumer staples and utilities performed relatively better in 2000. In addition, small cap stocks declined in 2000 while value stocks5 significantly outperformed growth stocks6 in 2000.

In the face of growing conviction of a U.S. economic slowdown and as a flight-to-safety alternative to the reeling stock market, U.S. bond yields continued to decline during the period. Yields fell significantly at the short end of the yield curve (i.e., for fixed income instruments with shorter maturities) in 2000 as investors began to discount the expectation that the Fed would ease interest rates in 2001 in order to combat the growing economic malaise.

"Don't Fight the Fed" is a phrase that has been part of Wall Street's lore. During January 2001, the Fed aggressively lowered interest rates. The Fed eased interest rates on January 3 and January 31, 2001, lowering short-term interest rates a total of 100 basis points7 (e.g., 1%). In our opinion, investors with long-term time horizons and high tolerances for risk who remain committed to stocks may enjoy positive returns over time.

------
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot directly invest in an index.

4    The P/E ratio is the price of a stock divided by its earnings per share.

5 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

6 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.

7    A basis point is 0.01% or one one-hundredth of a percent.

International Markets

2000 began with several months of strong appreciation as an unquenchable appetite by investors for telecommunications, media and technology ("TMT") stocks drove a very sharp rally of global markets. Year 2000 technology apprehensions and concerns of economic disruption were quickly dispelled. The Y2K transition appeared to be a strong testament to the foresight of capital and human resources dedicated to fix that potential technological nightmare.

Overlooked by many during the favorable global capital markets environment of early 2000, however, were several trends that unnerved investors as the year progressed:

     . The Fed continued a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool stock market euphoria;

     . The euro continued the trend of weakness established early in 1999, cascading a further 19% versus the U.S. dollar before hitting bottom. The euro's fall caused corporate earnings dislocations on both sides of the Atlantic;

     . Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment; and

     . Subsequent interest rate increases moderated global growth expectations, in turn causing several rounds of earnings downgrades, especially for high profile technology names.

In 2000, emerging markets bonds performed better than the issues from more mature countries primarily due to excellent returns in a handful of countries, coupled with high coupons8 on emerging market bonds. Interestingly, monthly performance for the year was balanced with six months of positive returns and six months of negative returns.

The U.S. Fed's decision to raise short-term interest rates during 2000 was in response to inflationary concerns. By the end of 2000, however, the Federal Open Market Committee ("FOMC")9 recognized that recession, not inflation, was the primary threat to the U.S. economy. The FOMC removed their inflationary bias in favor of a "weakening" economy and indicated that future interest rate cuts were imminent in 2001. During January 2001, the Fed's decision to move to an easing bias from a tightening bias provided a particular boost to Latin America, given the region's relatively large dependence on capital inflows. Individual country performance during the year followed the pattern of 1999, with strong outperformance concentrated in a few countries.

Looking Forward

The moderation in U.S. growth has intensified so far in 2001. The sharp fourth-quarter sell-off in stocks has continued to undermine consumer confidence and raised financing hurdles for business investment. Key areas of business and consumer spending have slowed sharply triggering a pullback in manufacturing that may undermine confidence further as the job market falters. The Fed reversed its policy quickly, freed up by increasing evidence that inflation risks have faded. And while the risks to the broad stock market remain real and no guarantees can be given, we believe that recent Fed interest rate cuts may trigger a strong recovery during the second half of 2001 in the U.S.

-------
8 Coupon is the periodic interest payment made to the bondholders during the life of the bond.

9 FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

So far in 2001, the major stock indices have continued to face considerable pressure. While 2000 may be remembered as a year of volatility, market swings are hardly new. If there is any given for investors it is that markets can be unpredictable over short periods of time. The diversification that each Portfolio offers can be a defense in times of extreme market fluctuations. In turbulent markets, we believe that patience is a virtue and investors who stay committed to their long-term investment strategies in their portfolios stand to benefit over time.

Thank you for investing in the Smith Barney Allocation Series Inc. We appreciate your continued confidence in our investment management approach.


Sincerely,

/s/ Heath B. McLendon                             /s/ R. Jay Gerken
Heath B. McLendon                                 R. Jay Gerken
Chairman                                          Vice President and
                                                  Investment Officer

March 13, 2001


The information provided in all of the following market commentaries represent the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios' or the percentage of the Portfolios' assets held in various sectors will remain the same. Also, please note any discussion of the Portfolios' holdings is as of January 31, 2001 and is subject to change.

THE GLOBAL PORTFOLIO

Target Asset Allocation

[GRAPH]
100% Stock Funds

The Global Portfolio seeks capital appreciation by investing 100% of its assets in global, international and U.S. stock funds.

The Global Portfolio is the most aggressively managed Portfolio of the Smith Barney Allocation Series and is designed for investors who are willing to tolerate higher short-term market fluctuations for potential long-term gains.

Unlike the other five Portfolios in the Smith Barney Allocation Series, the Global Portfolio is designed to further diversify an investor's existing investment portfolio and is not intended to be a complete investment program.

(Please note international stocks are subject to certain risks, including currency fluctuations; small-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and are inherently more risky than higher-rated securities and a sector fund invests in a single industry so its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries. There are also risks associated with investing in other mutual funds rather than directly in portfolio securities.)

            Index Comparison*

S&P 500**                     (0.90)%
Russell 2000(R)***             3.69
MSCI EAFE+                    (8.31)
MSCI Emerging Markets++      (21.03)

  * The chart above represents total returns for the year ended January 31, 2001.

 ** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

  + The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

 ++ The MSCI Emerging Markets Index is a broad-based unmanaged index of emerging market companies with an average size of $800 million and the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. Please note that an investor cannot invest directly in an index.

                               Portfolio Update

The Global Portfolio's ("Portfolio") Class A shares, without and with sales charges, returned negative 9.29% and negative 13.83%, respectively, for the year ended January 31, 2001. The chart that appears on page 11 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. Past performance is not indicative of future results.

In 2000, international stock markets followed patterns similar to the markets in the United States. In general, the higher growth, more speculative markets fell harder than the more mature markets. As growth prospects became more uncertain, investors preferred (or at least penalized less) larger companies in more established markets.1 Although most international stock markets were down for the period, the mature markets in Europe and Japan generally fared better than emerging markets. So the prospect of a slower economy was not limited to just the U.S., as worldwide estimates of economic growth became lower.

In addition to stock market performance, results for international investors of course depended upon currency movements. And most U.S. investors generally tend to favor a weaker U.S. dollar. Yet, unfortunately for investors, the U.S. dollar was strong against virtually all foreign currencies in 2000. So far in 2001, it appears that the global markets have continued to slow down, with the potential for recession in Japan real. In addition, concerns about future global energy needs have begun to cloud the horizon with respect to future international economic growth.

During the period, the Portfolio was negatively impacted because of the gen-erally unfavorable performance of the underlying international funds in which the Portfolio invested.

--------
1   Source: Bloomberg LLP

The Target Asset Allocation set forth above represents an approximate mix of investments for the Global Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors. 7

The Allocation Series Global Portfolio Breakdown (as of 1/31/01) (unaudited)

29.70% Smith Barney World Funds, Inc. - International All Cap Growth Portfolio
--------------------------------------------------------------------------------
Top 5 Holdings:
  Hutchison Whampoa Ltd.
  Tomra Systems ASA
  Shore Capital Group PLC
  Nokia Corp.
  Serco Group plc

35.72% Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  International Business Machines Corp.
  The Gap, Inc.
  HSBC Holdings PLC
  Unisys Corp.
  Compagnie de Saint-Gobain S.A. ADR

15.03% Smith Barney Investment Trust - Smith Barney Large Cap Growth Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Pfizer Inc.
  Merrill Lynch & Co., Inc.
  Texas Instruments Inc.
  Intel Corp.
  Household International, Inc.

                                    [GRAPH]

10.19% Smith Barney Small Cap Core Fund, Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  C & D Technologies, Inc.
  Lennar Corp.
  AMETEK, Inc.
  Interface, Inc.
  Southwest Bancorp. of Texas, Inc.

4.81% Smith Barney Funds, Inc. - Large Cap Value Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Exxon Mobil Corp.
  Mellon Financial Corp.
  J.P. Morgan Chase & Co.
  Verizon Communication Inc.
  American Home Products Corp.

4.55% Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Sepracor Inc.
  Ambac Financial Group, Inc.
  The Pepsi Bottling Group, Inc.
  L-3 Communications Holdings, Inc.
  Fiserv, Inc.

THE GLOBAL PORTFOLIO

Historical Performance -- Class A Shares

                                                  Net Asset Value
                                        ---------------------------------      Income       Capital Gain     Total
Year Ended                              Beginning of Year     End of Year     Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------------------
1/31/01                                      $13.67              $11.93         $0.12          $0.36          (9.29)%
----------------------------------------------------------------------------------------------------------------------
1/31/00                                       11.16               13.67          0.20           0.04          24.57
----------------------------------------------------------------------------------------------------------------------
Inception*-1/31/99                            11.40               11.16          0.04           0.01          (1.60)+
----------------------------------------------------------------------------------------------------------------------
Total                                                                           $0.36          $0.41
----------------------------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                                                  Net Asset Value
                                        ---------------------------------      Income       Capital Gain     Total
Year Ended                              Beginning of Year     End of Year     Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------------------
1/31/01                                      $13.65              $11.92         $0.03          $0.36          (9.92)%
----------------------------------------------------------------------------------------------------------------------
1/31/00                                       11.15               13.65          0.09           0.04          23.59
----------------------------------------------------------------------------------------------------------------------
Inception*-1/31/99                            11.40               11.15          0.00           0.01          (2.16)+
----------------------------------------------------------------------------------------------------------------------
Total                                                                           $0.12          $0.41
----------------------------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                                                  Net Asset Value
                                        ---------------------------------      Income       Capital Gain     Total
Year Ended                              Beginning of Year     End of Year     Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------------------
1/31/01                                      $13.64              $11.91         $0.03          $0.36          (9.93)%
----------------------------------------------------------------------------------------------------------------------
1/31/00                                       11.14               13.64          0.09           0.04          23.61
----------------------------------------------------------------------------------------------------------------------
Inception*-1/31/99                            11.40               11.14          0.00           0.01          (2.25)+
----------------------------------------------------------------------------------------------------------------------
Total                                                                           $0.12          $0.41
----------------------------------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns

                                                               Without Sales Charges(1)
                                               ----------------------------------------------------
                                               Class A                 Class B             Class L
===================================================================================================
Year Ended 1/31/01                              (9.29)%                 (9.92)%             (9.93)%
---------------------------------------------------------------------------------------------------
Inception* through 1/31/01                       3.73                    3.00                2.97
===================================================================================================

                                                               With Sales Charges(2)
                                               ----------------------------------------------------
                                               Class A                 Class B             Class L
===================================================================================================
Year Ended 1/31/01                             (13.83)%                (14.29)%            (11.71)%
---------------------------------------------------------------------------------------------------
Inception* through 1/31/01                       1.91                    2.01                2.59
===================================================================================================


Cumulative Total Returns

                                                     Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/01)                           11.20%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/01)                            8.92
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                            8.83
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date for Class A, B and L shares is March 9, 1998.

Growth of $10,000 Invested in Class A, B and L Shares of the Global Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Morgan Stanley Capital International Emerging Markets Index

March 9, 1998 -- January 31, 2001 (unaudited)



                                    [GRAPH]


             Global      Global     Global     Standard & Poor's Russell  MSCI EAFE   MSCI Emerging
           Portfolio-  Portfolio-  Portfolio-    500 Composite    2000     Index       Markets
            Class A      Class B    Class L       Stock Index     Index                 Index
------      -------      -------    -------       -----------     -----    -------      -----
3/9/98      9,500         10,000     9,896         10,000        10,000    10,000     10,000
7/98        9,300          9,275     9,565         10,709         9,142    10,522      8,154
1/99        9,348          9,295     9,577         12,318         9,362    10,748      7,292
7/99       10,228         10,262    10,551         12,872         9,820    11,541     10,052
1/00       11,646         11,692    11,958         13,591        11,023    12,817     12,713
7/00       11,064         11,148    11,321         14,026        11,172    12,580     11,185
1/31/2001  10,564         10,592    10,770         13,467        11,430    11,751     10,039


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on March 9, 1998 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. The MSCI Emerging Markets Index consists of emerging market companies with an average size of $800 million, the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE HIGH GROWTH PORTFOLIO

-----------------------
Target Asset Allocation
-----------------------

10% Bond Funds

[GRAPH]

90% Stock Funds

The High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.

The High Growth Portfolio seeks capital appreciation. The High Growth
Portfolio invests a large portion of its assets in aggressive stock mutual funds that focus on smaller, more speculative companies as well as mid-sized or larger companies with rapid growth potential. Moreover, a significant portion of the Portfolio is invested in international funds in order to achieve a greater level of diversification.

(Please note international stocks are subject to certain risks, including currency fluctuations; small-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and are inherently more risky than higher-rated securities and a sector fund invests in a single industry so its shares do not repre- sent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries. There are also risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------
S&P 500**                                                                (0.90)%
Russell 2000(R)***                                                        3.69
MSCI EAFE+                                                               (8.31)
Salomon Smith Barney
   High Yield Market++                                                    1.52

* The chart above represents total returns for the year ended January 31, 2001.

** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

+ The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

++ The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Portfolio Update
--------------------------------------------------------------------------------

The High Growth Portfolio's ("Portfolio") Class A shares, without and with sales charges, returned negative 0.94% and negative 5.87%, respectively, for the year ended January 31, 2001. The chart that appears on page 16 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

A dismal end to year 2000 resulted in the first significantly negative year for U.S. stocks in a decade and ended a spectacular run of five consecutive years of greater than 20% gains. Concerns of a "hard landing" in the downward flight of an economic slowdown took a heavy toll on stock prices towards the end of the year. The Fed's increase in interest rates in the first half of 2000 seemed to have accom- plished its desired effect in taking the steam out of the U.S. economy. As several economic indicators provided evidence of a distinctly "softer" economy, investors even worried about the prospects of an economic recession in 2001.

2000 was a highly volatile year for the U.S. stock market. Perhaps one of the most notable stock market trends of 2000 was the sharp decline in the shares of many telecommunications and technology companies that were previously stock market leaders. During 1999, many investors bid up the prices of these stocks to such extremely high valuations that some investment professionals thought this was a speculative bubble waiting to burst.

During the period, the Portfolio's performance was negatively impacted by its underlying international funds, whereas some of the Portfolio's domestic fund holdings helped its performance.

The Target Asset Allocation set forth above represents an approximate mix of investments for the High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series High Growth Portfolio Breakdown (as of 1/31/01)(unaudited)

5.10% Smith Barney Funds, Inc. - Large Cap Value Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Exxon Mobil Corp.
  Mellon Financial Corp.
  J.P. Morgan Chase & Co.
  Verizon Communication Inc.
  American Home Products Corp.

4.69% Smith Barney Investment Series - Smith Barney Growth and Income Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Federated Department Stores, Inc.
  Microsoft Corp.
  Verizon Communication Inc.
  Costco Wholesale Corp.
  The Bank of New York Co., Inc.

4.66% Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Novellus Systems, Inc.
  Columbia Sportswear Co.
  Emulex Corp.
  Cytyc Corp.
  Plexus Corp.

19.76% Smith Barney Small Cap Core Fund, Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  C & D Technologies, Inc.
  Lennar Corp.
  AMETEK, Inc.
  Interface, Inc.
  Southwest Bancorp. of Texas, Inc.

12.59% Smith Barney Aggressive Growth Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  Tyco International Ltd.
  Lehman Brothers Holdings Inc.
  IDEC Pharmaceuticals Corp.
  Forest Laboratories, Inc.
  Nasdaq 100

9.85% Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Pfizer Inc.
  Merrill Lynch & Co., Inc.
  Texas Instruments Inc.
  Intel Corp.
  Household International, Inc.

10.19% Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  International Business Machines Corp.
  The Gap, Inc.
  HSBC Holdings PLC
  Unisys Corp.
  Compagnie de Saint-Gobain S.A. ADR

                                    [GRAPH]

5.78% Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Sepracor Inc.
  Ambac Financial Group, Inc.
  The Pepsi Bottling Group, Inc.
  L-3 Communications Holdings, Inc.
  Fiserv, Inc.

9.56% Smith Barney Income Funds - Smith Barney High Income Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Allied Waste Industries Inc.
  Nextel Communications, Inc.
  Stone Container Corp.
  United Pan-Europe Communications N.V.
  Nuevo Energy Co.

9.22% Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Linens `N Things, Inc.
  Merrill Lynch & Co., Inc.
  Tyco International Ltd.
  Symantec Corp.
  Atmel Corp.

8.60% Smith Barney World Funds, Inc. - International All Cap Growth Portfolio
--------------------------------------------------------------------------------
Top 5 Holdings:
  Hutchison Whampoa Ltd.
  Tomra Systems ASA
  Shore Capital Group PLC
  Nokia Corp.
  Serco Group PLC

THE HIGH GROWTH PORTFOLIO

Historical Performance -- Class A Shares

                                                  Net Asset Value
                                        ---------------------------------      Income       Capital Gain     Total
Year Ended                              Beginning of Year     End of Year     Dividends    Distributions    Returns(1)
======================================================================================================================
1/31/01                                      $16.81              $15.11         $0.67          $0.84          (0.94)%
----------------------------------------------------------------------------------------------------------------------
1/31/00                                       14.86               16.81          0.53           0.35          18.97
----------------------------------------------------------------------------------------------------------------------
1/31/99                                       12.97               14.86          0.08           0.48          19.15
----------------------------------------------------------------------------------------------------------------------
1/31/98                                       12.41               12.97          0.13           0.33           8.25
----------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                            11.40               12.41          0.20           0.04          11.04+
======================================================================================================================
Total                                                                           $1.61          $2.04
======================================================================================================================

Historical Performance -- Class B Shares

                                                  Net Asset Value
                                        ---------------------------------      Income       Capital Gain     Total
Year Ended                              Beginning of Year     End of Year     Dividends    Distributions    Returns(1)
======================================================================================================================
1/31/01                                      $16.74              $15.08         $0.52          $0.84          (1.65)%
----------------------------------------------------------------------------------------------------------------------
1/31/00                                       14.81               16.74          0.39           0.35          18.01
----------------------------------------------------------------------------------------------------------------------
1/31/99                                       12.95               14.81          0.00           0.48          18.30
----------------------------------------------------------------------------------------------------------------------
1/31/98                                       12.41               12.95          0.05           0.33           7.44
----------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                            11.40               12.41          0.07           0.04           9.91+
======================================================================================================================
Total                                                                           $1.03          $2.04
======================================================================================================================

Historical Performance -- Class L Shares

                                                  Net Asset Value
                                        ---------------------------------      Income       Capital Gain     Total
Year Ended                              Beginning of Year     End of Year     Dividends    Distributions    Returns(1)
======================================================================================================================
1/31/01                                      $16.75              $15.09         $0.52          $0.84          (1.65)%
----------------------------------------------------------------------------------------------------------------------
1/31/00                                       14.81               16.75          0.39           0.35          18.08
----------------------------------------------------------------------------------------------------------------------
1/31/99                                       12.96               14.81          0.00           0.48          18.21
----------------------------------------------------------------------------------------------------------------------
1/31/98                                       12.42               12.96          0.05           0.33           7.44
----------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                            11.40               12.42          0.07           0.04          10.00+
======================================================================================================================
Total                                                                           $1.03          $2.04
======================================================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns

                                                                  Without Sales Charges/(1)/
                                               ---------------------------------------------------------------------
                                                Class A                   Class B                         Class L
====================================================================================================================
Year Ended 1/31/01                              (0.94)%                   (1.65)%                         (1.65)%
--------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                      11.06                     10.17                           10.19
====================================================================================================================

                                                                     With Sales Charges/(2)/
                                               ---------------------------------------------------------------------
                                                Class A                   Class B                         Class L
====================================================================================================================
Year Ended 1/31/01                              (5.87)%                   (6.15)%                         (3.53)%
--------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                       9.93                     10.04                            9.95
====================================================================================================================


Cumulative Total Returns

                                                                  Without Sales Charges/(1)/
====================================================================================================================
Class A (Inception* through 1/31/01)                                      68.79%
--------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 1/31/01)                                      62.15
--------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                                      62.24
====================================================================================================================


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 + Total return is not annualized, as it may not be representative of the total return for the year.

 *   Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the High Growth Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Salomon Smith Barney High Yield Market Index

February 5, 1996 -- January 31, 2001 (unaudited)


                                    [GRAPH]


          High Growth     High Growth       High Growth     Standard & Poor's   Russell      MSCI    Salomon Smith Barney
          Portfolio -     Portfolio -        Portfolio -     500 Composite       2000        EAFE      High Yield
           Class A         Class B           Class L          Stock Index        Index      Index     Market Index
           -------         -------           -------          -----------        -----      -----     ------------
2/5/96      9,500           10,000            9,896             10,000          10,000     10,000       10,000
1/97       10,549           10,491           10,786             12,630          11,897     10,220       11,049
1/98       11,419           11,409           11,695             16,026          14,047     11,272       12,693
1/99       13,607           13,671           13,825             21,235          14,099     12,915       13,050
1/00       16,187           16,288           16,324             23,429          16,601     15,400       12,973
1/31/2001  16,035           16,115           16,055             23,216          17,213     14,119       13,170


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australia and the Far East. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GROWTH PORTFOLIO

-----------------------
Target Asset Allocation
-----------------------

30% Bond Funds

[GRAPH]

70% Stock Funds

The Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.

The Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Smith Barney Allocation Series, the Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds to provide growth. The Portfolio's stock allocation also includes funds that invest in small- and mid-cap stocks and international securities. In addition, a significant portion of the Growth Portfolio is allocated to bonds to help reduce its potential volatility.

(Please note international stocks are subject to certain risks, including currency fluctuations; small-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and are inherently more risky than higher-rated securities and a sector fund invests in a single industry so its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries. There are also risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------
S&P 500**                                                                (0.90)%
Russell 2000(R)***                                                        3.69
MSCI EAFE+                                                               (8.31)
Lehman Brothers Government/
   Corporate Bond++                                                      13.76

  * The chart above represents total returns for the year ended January 31, 2001.

 ** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

  + The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

 ++ The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Portfolio Update
--------------------------------------------------------------------------------

The Growth Portfolio's ("Portfolio") Class A shares, without and with sales charges, returned 0.21% and a negative 4.83% for the year ended January 31, 2001. The chart that appears on page 21 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

In 2000, the U.S. stock market retreated from its five-year streak of 20% plus returns as the S&P 500 Index declined 9.10%. In several respects, the stock market's performance in 2000 reversed many of the trends that had contributed to strong gains in prior years. The significant decline in a large number of large-cap growth stocks/1/ (primarily in the technology sector) that had fueled the stock market's performance in prior years penalized performance in 2000.

The U.S. bond market generally enjoyed a solid year in 2000. In addition to benefiting from slower economic growth later in the period, U.S. Treasury and agency securities responded positively earlier in the year to supply-and-demand factors. Also, high-quality corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign government bonds provided relatively attractive returns, including yields that were at the high end of their ranges when compared to U.S. government securities. During the period, the Portfolio's stock funds negatively impacted its performance while its bond funds helped it.

-------
1 Growth Stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series Growth Portfolio Breakdown (as of 1/31/01) (unaudited)

9.35% Smith Barney Investment Series - Smith Barney Growth and Income Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Federated Department Stores, Inc.
  Microsoft Corp.
  Verizon Communication Inc.
  Costco Wholesale Corp.
  The Bank of New York Co., Inc.

4.96% Smith Barney Small Cap Core Fund, Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  C & D Technologies, Inc.
  Lennar Corp.
  AMETEK, Inc.
  Interface, Inc.
  Southwest Bancorp. of Texas, Inc.

4.50% Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Novellus Systems, Inc.
  Columbia Sportswear Co.
  Emulex Corp.
  Cytyc Corp.
  Plexus Corp.

8.72% Smith Barney World Funds, Inc. - International All Cap Growth Portfolio
--------------------------------------------------------------------------------
Top 5 Holdings:
  Hutchison Whampoa Ltd.
  Tomra Systems ASA
  Shore Capital Group PLC
  Nokia Corp.
  Serco Group PLC

9.10% Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Linens `N Things, Inc.
  Merrill Lynch & Co., Inc.
  Tyco International Ltd.
  Symantec Corp.
  Atmel Corp.

10.58% Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  GNMA 7.00% Due 2/15/27-7/15/29
  GNMA 6.50% Due 3/15/28-3/15/29
  U.S. Treasury Notes
  IBM Corp.
  Abbey National Corp.

10.42% Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  FNMA 7.00% 30 Year
  FHLMC Gold 7.00% 30 Year
  GNMA 7.00% 30 Year
  U.S. Treasury Notes 5.625%
  U.S. Treasury Note 6.00%

5.48% Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  International Business Machines Corp.
  The Gap., Inc.
  HSBC Holdings PLC
  Unisys Corp.
  Compagnie de Saint-Gobain S.A. ADR

5.01% Smith Barney Investment Series - Smith Barney Large Cap Core Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  General Electric, Co.
  AOL Time Warner, Inc.
  Pfizer, Inc.
  Merck & Co., Inc.
  Microsoft Corp.

                                    [GRAPH]

6.15% Smith Barney Aggressive Growth Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  Tyco International Ltd.
  Lehman Brothers Holdings Inc.
  IDEC Pharmaceuticals Corp.
  Forest Laboratories, Inc.
  Nasdaq 100

6.38% Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Sepracor Inc.
  Ambac Financial Group, Inc.
  The Pepsi Bottling Group, Inc.
  L-3 Communications Holdings, Inc.
  Fiserv, Inc.

9.51% Smith Barney Income Funds - Smith Barney High Income Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Allied Waste Industries Inc.
  Nextel Communications, Inc.
  Stone Container Corp.
  United Pan-Europe Communications N.V.
  Nuevo Energy Co.

9.84% Smith Barney Funds, Inc. - Large Cap Value Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Exxon Mobil Corp.
  Mellon Financial Corp.
  J.P. Morgan Chase & Co.
  Verizon Communication Inc.
  American Home Products Corp.

THE GROWTH PORTFOLIO

Historical Performance -- Class A Shares

                                                  Net Asset Value
                                        ---------------------------------      Income       Capital Gain     Total
Year Ended                              Beginning of Year     End of Year     Dividends    Distributions    Returns/(1)/
======================================================================================================================
1/31/01                                      $15.11              $13.64         $0.60          $0.88           0.21%
----------------------------------------------------------------------------------------------------------------------
1/31/00                                       14.43               15.11          0.49           0.35          10.53
----------------------------------------------------------------------------------------------------------------------
1/31/99                                       12.99               14.43          0.27           0.37          16.20
----------------------------------------------------------------------------------------------------------------------
1/31/98                                       12.32               12.99          0.32           0.46          11.82
----------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                            11.40               12.32          0.31           0.02          11.08+
======================================================================================================================
Total                                                                           $1.99          $2.08
======================================================================================================================

Historical Performance -- Class B Shares

                                                  Net Asset Value
                                        ---------------------------------      Income       Capital Gain     Total
Year Ended                              Beginning of Year     End of Year     Dividends    Distributions    Returns/(1)/
======================================================================================================================
1/31/01                                      $15.18              $13.74         $0.46          $0.88          (0.56)%
----------------------------------------------------------------------------------------------------------------------
1/31/00                                       14.48               15.18          0.34           0.35           9.61
----------------------------------------------------------------------------------------------------------------------
1/31/99                                       13.00               14.48          0.13           0.37          15.40
----------------------------------------------------------------------------------------------------------------------
1/31/98                                       12.33               13.00          0.21           0.46          10.93
----------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                            11.40               12.33          0.22           0.02          10.32+
======================================================================================================================
Total                                                                           $1.36          $2.08
======================================================================================================================

Historical Performance -- Class L Shares

                                                  Net Asset Value
                                        ---------------------------------      Income       Capital Gain     Total
Year Ended                              Beginning of Year     End of Year     Dividends    Distributions    Returns/(1)/
======================================================================================================================
1/31/01                                      $15.19              $13.74         $0.46          $0.88          (0.62)%
----------------------------------------------------------------------------------------------------------------------
1/31/00                                       14.48               15.19          0.34           0.35           9.68
----------------------------------------------------------------------------------------------------------------------
1/31/99                                       13.00               14.48          0.13           0.37          15.40
----------------------------------------------------------------------------------------------------------------------
1/31/98                                       12.33               13.00          0.21           0.46          10.92
----------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                            11.40               12.33          0.22           0.02          10.32+
======================================================================================================================
Total                                                                           $1.36          $2.08
======================================================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns

                                                                             Without Sales Charges(1)
                                                  ---------------------------------------------------------------------------
                                                        Class A                      Class B                    Class L
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 1/31/01                                       0.21%                        (0.56)%                   (0.62)%
-----------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                               9.86                          9.03                      9.03
-----------------------------------------------------------------------------------------------------------------------------

                                                                              With Sales Charges(2)
                                                  ---------------------------------------------------------------------------
                                                        Class A                      Class B                    Class L
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 1/31/01                                      (4.83)%                       (5.08)%                   (2.49)%
-----------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                               8.74                          8.89                      8.80
-----------------------------------------------------------------------------------------------------------------------------

Cumulative Total Returns

                                                     Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 1/31/01)                        59.86%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/01)                        53.94
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                        53.92
--------------------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Growth Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Lehman Brothers
Government/Corporate Bond Index

February 5, 1996 -- January 31, 2001 (unaudited)

                                    [GRAPH]


             Growth    Growth     Growth     Standard & Poor's  Russell   MSCI  Lehman Government/
           Portfolio- Portfolio- Portfolio-   500 Composite      2000     EAFE   Corporate Bond
            Class A   Class B     Class L      Stock Index      Index     INDEX    Index
            -------   -------     -------      -----------      -----     -----    -----
2/5/96       9,500     10,000      9,896        10,000           10,000   10,000   10,000
1/97        10,552     10,532     10,817        12,630           11,897   10,220   9,118
1/98        11,800     11,738     12,109        16,026           14,047   11,272   10,136
1/99        13,712     13,823     13,975        21,235           14,099   12,915   11,020
1/00        15,155     15,281     15,328        23,429           16,601   15,400   10,704
1/31/2001   15,187     15,296     15,232        23,216           17,213   14,119   12,176


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                             THE BALANCED PORTFOLIO

-----------------------
Target Asset Allocation
-----------------------

      [GRAPH]

Bond Funds    50%
Stock Funds   50%

The Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

The Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Balanced Portfolio, as its name states, divides its assets roughly between stock and bond mutual funds. The stock funds are primarily large-capitalization, dividend-paying funds. The bond portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

(Please note international stocks are subject to certain risks, including currency fluctuations. There are risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------
S&P 500**                                                                (0.90)%
Lehman Brothers Government/
   Corporate Bond***                                                     13.76
Salomon Smith Barney
   One-Year Treasury Bill+                                                8.06
Salomon Smith Barney
   World Government Bond++                                               11.68

  * The chart above represents total returns for the year ended January 31, 2001.

 ** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

  + The Salomon Smith Barney One-Year Treasury Bill Index consists of one One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.

 ++ The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

The Balanced Portfolio's ("Portfolio") Class A shares, without and with sales charges returned 9.42% and 3.97%, respectively, for the year ended January 31, 2001. The chart that appears on page 26 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

Stock markets generally tumbled around the world in the fourth quarter of 2000. And the more speculative the market, the harder the fall. Full year 2000 returns followed the same pattern - a startling contrast to 1999 when markets soared.
In addition, stock market volatility rose markedly during the reporting period. Technology stocks, which had sprinted ahead in 1999 because of current earnings and rising future earnings estimates, hit their peak in March 2000. As it became clearer that the economy and earnings estimates were slowing, however, technology stocks weakened. In addition, in January 2001, signs of slowing economic growth continued to impact stock prices negatively and caused volatility to remain high.

During the period, the U.S. Treasury market put in its best performance since 1994 and the spread markets (non-U.S. Treasury markets such as corporate bonds) put in their worst performance since the recession of 1991. Record budget surpluses caused the U.S. Treasury to buy back (predominately) long-term debt through monthly reverse auctions. Simultaneously, as rates were dropping, the Fed was on its most intensive monetary policy tightening campaign since 1994. This caused corporate bond yields to widen to levels not seen since the 1991 recession.

During a period where many of the major stock indices posted negative returns, the Portfolio posted positive returns, primarily because of its underlying bond funds as well as the solid performance turned in by some of its under-lying stock funds.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series Balanced Portfolio Breakdown (as of 1/31/01) (unaudited)

4.89% Smith Barney Funds, Inc. - Large Cap Value Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Exxon Mobil Corp.
  Mellon Financial Corp.
  J.P. Morgan Chase & Co.
  Verizon Communication Inc.
  American Home Products Corp.

4.94% Smith Barney Investment Series - Smith Barney Growth and Income Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Federated Department Stores, Inc.
  Microsoft Corp.
  Verizon Communication Inc.
  Costco Wholesale Corp.
  The Bank of New York Co., Inc.

4.83% Smith Barney World Funds, Inc. - International All Cap Growth Portfolio
--------------------------------------------------------------------------------
Top 5 Holdings:
  Hutchison Whampoa Ltd.
  Tomra Systems ASA
  Shore Capital Group PLC
  Nokia
  Serco Group PLC

4.60% Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  U.S. Treasury Note 6.75%
  U.S. Treasury Note 5.875%
  U.S. Treasury Note 5.5%
  Clorox Co. 8.8%
  Union Pacific Corp. 6.34%

14.93% Smith Barney Income Funds - Smith Barney Diversified Strategic Income
Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  GNMA 8.00% 30 Year
  GNMA 8.50% 30 Year
  FHLMC 7.50% 30 Year
  FNMA 6.50% 30 Year
  FNMA 7.50% 30 Year

9.89% Smith Barney Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  Alcoa Inc.
  Countrywide Credit Industries, Inc.
  American International Group, Inc.
  Motorola, Inc.
  American Express Co.

                                    [GRAPH]

4.88% Smith Barney World Funds, Inc. - Global Government Bond Portfolio
--------------------------------------------------------------------------------
Top 5 Holdings:
  KFW International Finance 1.75%
  France O.A.T. 5.50%
  France O.A.T. 5.25%
  U.S. Treasury Note 6.75%
  Bundesobligation 4.50%

10.33% Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  FNMA 7.00% 30 Year
  FHLMC Gold 7.00% 30 Year
  GNMA 7.00% 30 Year
  U.S. Treasury Notes 5.625%
  U.S. Treasury Note 6.00%

10.00% Smith Barney Income Funds - Smith Barney Premium Total Return Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Federated Department Stores, Inc.
  Safeway Inc.
  HCA - The Healthcare Co.
  Costco Wholesale Corp.
  Hormel Foods Corp.

9.95% Smith Barney Appreciation Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  Berkshire Hathaway Inc.
  Exxon Mobil Corp.
  Microsoft Corp.
  AOL Time Warner, Inc.
  General Electric Co.

10.47% Smith Barney Income Funds - Smith Barney Convertible Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Quantum Corp. 7.00%
  Costco Cos., Inc.
  Clear Channel Communications, Inc.
     1.50%
  Tosco Financing Trust 5.75%
  Diamond Offshore Drilling, Inc. 3.75%

10.29% Smith Barney Managed Governments Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  FNMA 6.50% 30 Year
  GNMA 7.50% 30 Year
  FNMA 7.00% 30 Year
  FNMA 6.00% 30 Year
  GNMA 7.00% 30 Year

                             THE BALANCED PORTFOLIO

Historical Performance -- Class A Shares

                                                               Net Asset Value
                                                    ----------------------------------     Income     Capital Gain       Total
Year Ended                                           Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
==================================================================================================================================
1/31/01                                                   $12.58              $12.38         $0.63         $0.70          9.42%
----------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                    12.95               12.58          0.46          0.46          4.37
----------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    12.62               12.95          0.45          0.37          9.33
----------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                    12.14               12.62          0.54          0.36         11.59
----------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                         11.40               12.14          0.45          0.00         10.64+
==================================================================================================================================
Total                                                                                        $2.53         $1.89
==================================================================================================================================

Historical Performance -- Class B Shares


                                                               Net Asset Value
                                                    ----------------------------------     Income     Capital Gain       Total
Year Ended                                           Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
==================================================================================================================================
1/31/01                                                   $12.64              $12.55         $0.44         $0.70          8.66%
----------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                    12.95               12.64          0.29          0.46          3.48
----------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    12.61               12.95          0.35          0.37          8.62
----------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                    12.14               12.61          0.45          0.36         10.67
----------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                         11.40               12.14          0.37          0.00          9.90+
==================================================================================================================================
Total                                                                                        $1.90         $1.89
==================================================================================================================================

Historical Performance -- Class L Shares


                                                               Net Asset Value
                                                    ----------------------------------     Income     Capital Gain       Total
Year Ended                                           Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
==================================================================================================================================
1/31/01                                                   $12.64              $12.55         $0.44         $0.70          8.67%
----------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                    12.94               12.64          0.29          0.46          3.56
----------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    12.61               12.94          0.35          0.37          8.53
----------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                    12.14               12.61          0.45          0.36         10.67
----------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                         11.40               12.14          0.37          0.00          9.90+
==================================================================================================================================
Total                                                                                        $1.90         $1.89
==================================================================================================================================

Historical Performance -- Class Z Shares

                                                               Net Asset Value
                                                    ----------------------------------     Income     Capital Gain       Total
Year Ended                                           Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
==================================================================================================================================
1/31/01                                                    $12.55           $12.31          $0.69         $0.70          9.65%
----------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                     12.95            12.55           0.52          0.46          4.58
----------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                     12.61            12.95           0.48          0.37          9.70
----------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                     12.13            12.61           0.57          0.36         11.82
----------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                          12.10            12.13           0.00          0.00          0.25+
==================================================================================================================================
Total                                                                                       $2.26        $1.89
==================================================================================================================================
It is the Portfolio's policy to distribute dividends quarterly and capital gains, if any, annually.


Average Annual Total Returns

                                                                       Without Sales Charges(1)
                                                  --------------------------------------------------------------------------------
                                                       Class A          Class B           Class L        Class Z
==================================================================================================================================
Year Ended 1/31/01                                      9.42%            8.66%             8.67%          9.65%
----------------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                              9.06             8.26              8.26           8.88
==================================================================================================================================
                                                                          With Sales Charges(2)
                                                  --------------------------------------------------------------------------------
                                                       Class A          Class B           Class L        Class Z
==================================================================================================================================
Year Ended 1/31/01                                      3.97%            3.70%             6.58%           9.65%
----------------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                              7.95             8.11              8.03            8.88
==================================================================================================================================

Cumulative Total Returns

                                                                       Without Sales Charges(1)
==================================================================================================================================
Class A (Inception* through 1/31/01)                                             54.15%
----------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 1/31/01)                                             48.55
----------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                                             48.56
----------------------------------------------------------------------------------------------------------------------------------
Class Z (Inception* through 1/31/01)                                             41.01
==================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 + Total return is not annualized, as it may not be representative of the total return for the year.

 * Inception date for Class A, B and L shares is February 5, 1996. Inception date for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and L Shares of the Balanced Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Lehman Brothers Government/Corporate Bond Index, Salomon Smith Barney One-Year Treasury Bill Index and Salomon Smith Barney World Government Bond Index

February 5, 1996 -- January 31, 2001 (unaudited)


                                    [GRAPH]

            Balanced      Balanced      Balanced        Standard & Poor's  Lehman Government/    Salomon Brothers   Salomon Brothers
           Portfolio-     Portfolio-     Portfolio-     500 Composite       Corporate Bond      One-Year Treasury     World Global
             Class A       Class B       Class L        Stock Index             Index               Bill Index          Bond Index
             -------       -------       -------        -----------             -----               ----------          ----------
2/5/96        9,500      10,000           9,896         10,000                  10,000                  10,000           10,000
1/97         10,511      10,490          10,776         12,630                   9,118                  10,551           10,568
1/98         11,729      11,763          12,036         16,026                  10,136                  11,214           11,842
1/99         12,824      12,911          13,063         21,235                  11,020                  11,840           13,708
1/00         13,384      13,471          13,529         23,429                  10,704                  12,327           12,878
1/31/2001    14,645      14,755          14,701         23,216                  12,176                  13,321           14,383


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                           THE CONSERVATIVE PORTFOLIO

-----------------------
Target Asset Allocation
-----------------------

       [GRAPH]

Stock Funds    30%
Bond Funds     70%

The Conservative Portfolio primarily seeks income and, secondarily, long-term growth of capital by investing the majority of its assets in funds that invest in bonds.

The Conservative Portfolio seeks income and, secondarily, long-term capital growth. Among the Portfolios of the Smith Barney Allocation Series, the Conservative Portfolio invests the highest percentage of its assets in taxable bond funds, with a percentage invested in stock funds that invest primarily in large-capitalization U.S. stocks.

(The Portfolio invests in funds that hold high-yield securities. These securities are less liquid than investment-grade securities and their market values tend to be more volatile. Also, there are risks associated with investing in other mutual funds rather than directly in Portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------
S&P 500**                                                               (0.90)%
Lehman Brothers Government/
   Corporate Bond***                                                    13.76
Salomon Smith Barney
   High Yield Market+                                                    1.52
Salomon Smith Barney
   One-Year Treasury Bill++                                              8.06


  * The chart above represents total returns for the year ended January 31, 2001.

 ** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

  + The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor can not invest directly in an index.

 ++ The Salomon Smith Barney One-Year Treasury Bill Index consists of one One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Portfolio Update
--------------------------------------------------------------------------------

The Conservative Portfolio's ("Portfolio") Class A shares, without and with sales charges, returned 8.91% and 4.01%, respectively, for the year ended January 31, 2001. The chart that appears on page 31 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

Stock markets generally tumbled around the world in the fourth quarter of 2000. And the more speculative the market, the harder the fall. Full year 2000 returns followed the same pattern - a startling contrast to 1999 when markets soared. In addition, stock market volatility rose markedly during the reporting period. Technology stocks, which had sprinted ahead in 1999 because of current earnings and rising future estimates, hit their peak in March 2000. As it became clearer that the economy and earnings estimates were slowing, however, technology stocks weakened. In addition, in January 2001, signs of slowing economic growth continued to impact stock prices negatively and caused volatility to remain high.

The U.S. bond market generally enjoyed a solid year in 2000. In addition to benefiting from slower economic growth later in the period, U.S. Treasury and agency securities, earlier in the year, responded positively earlier in the year to supply-and-demand factors. Also, high-quality corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign government bonds provided relatively attractive returns, including yields that were at the high end of their ranges when compared to U.S. government securities.

During the period, the U.S. Treasury market put in its best performance since 1994 and the spread markets (non-U.S. Treasury markets such as corporate bonds) put in their worst performance since the recession of 1991. Record budget surpluses caused the U.S. Treasury to buy back (predominately) long-term debt through monthly reverse auctions. Simultaneously, as rates were dropping the Fed was on its most intensive monetary policy tightening campaign during the first half of 2000) since 1994. This caused corporate bond yields to widen to levels not seen since the 1991 recession. During the period, the Portfolio posted solid performance returns primarily because of the favorable performance of its underlying bond funds that benefited from positive trends influencing the bond market.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Conservative Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series Conservative Portfolio Breakdown (as of 1/31/01)
 (unaudited)

                                    [GRAPH]

20.06% Smith Barney Income
Funds -- Smith Barney Diversified
Strategic Income Fund
--------------------------------------------------------------------------------
 Top 5 Holdings:
   GNMA 8.00% 30 Year
   GNMA 8.50% 30 Year
   FHLMC 7.50% 30 Year
   FNMA 6.50% 30 Year
   FNMA 7.50% 30 Year


15.51% Smith Barney
Managed Governments Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
   FNMA 6.50% 30 Year
   GNMA 7.50% 30 Year
   FNMA 7.00% 30 Year
   FNMA 6.00% 30 Year
   GNMA 7.00% 30 Year


10.39% Smith Barney Investment
Funds Inc. -- Smith Barney
Government Securities Fund
--------------------------------------------------------------------------------
 Top 5 Holdings:
   FNMA 7.00% 30 Year
   FHLMC Gold 7.00% 30 Year
   GNMA 7.00% 30 Year
   U.S. Treasury Notes 5.625%
   U.S. Treasury Note 6.00%


9.88% Smith Barney
Income Funds -- Smith Barney
High Income Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
   Allied Waste Industries Inc.
   Nextel Communications, Inc.
   Stone Container Corp.
   United Pan-Europe Communications N.V.
   Nuevo Energy Co.


10.38% Smith Barney Income
Funds -- Smith Barney
Convertible Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
   Quantum Corporation 7.00%
   Costco Companies, Inc.
   Clear Channel Communications, Inc. 1.50%
   Tosco Financing Trust 5.75%
   Diamond Offshore Drilling, Inc. 3.75%


9.76% Smith Barney
Appreciation Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
   Berkshire Hathaway Inc.
   Exxon Mobil Corp.
   Microsoft Corp.
   AOL Time Warner, Inc.
   General Electric Co.


4.78% Smith Barney
World Funds, Inc. -- Global
Government Bond Portfolio
--------------------------------------------------------------------------------
Top 5 Holdings:
   KFW International Finance 1.75%
   France O.A.T. 5.50%
   France O.A.T. 5.25%
   U.S. Treasury Note 6.75%
   Bundesobligation 4.50%


4.64% Smith Barney
Funds, Inc. -- Short Term
High Grade Bond Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
   U.S. Treasury Note 6.75%
   U.S. Treasury Note 5.875%
   U.S. Treasury Note 5.5%
   Clorox Co. 8.8%
   Union Pacific Corp. 6.34%


4.76% Smith Barney
Income Funds -- Smith Barney
Premium Total Return Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
   Federated Department Stores, Inc.
   Safeway Inc.
   HCA -- The Healthcare Co.
   Costco Wholesale Corp.
   Hormel Foods Corp.


5.06% Smith Barney Investment
Funds Inc. -- Smith Barney
Hansberger Global Value Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
   International Business Machines Corp.
   The Gap, Inc.
   HSBC Holdings PLC
   Unisys Corp.
   Compagnie de Saint-Gobain S.A. ADR


4.78% Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
   Alcoa Inc.
   Countrywide Credit Industries, Inc.
   American International Group, Inc.
   Motorola, Inc.
   American Express Co.

THE CONSERVATIVE PORTFOLIO

Historical Performance -- Class A Shares

                                                               Net Asset Value
                                                   ----------------------------------     Income     Capital Gain       Total
Year Ended                                          Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
=================================================================================================================================
1/31/01                                                   $11.47              $11.51         $0.73         $0.21         8.91%
---------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                    12.04               11.47          0.55          0.25         1.96
---------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    12.17               12.04          0.58          0.24         5.85
---------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                    11.90               12.17          0.69          0.40        11.70
---------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                         11.46               11.90          0.52          0.00         8.57+
=================================================================================================================================
Total                                                                                        $3.07         $1.10
=================================================================================================================================

Historical Performance -- Class B Shares


                                                               Net Asset Value
                                                    ----------------------------------     Income     Capital Gain       Total
Year Ended                                           Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
=================================================================================================================================
1/31/01                                                   $11.50              $11.60         $0.61         $0.21         8.33%
---------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                    12.02               11.50          0.45          0.25         1.50
---------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    12.16               12.02          0.52          0.24         5.22
---------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                    11.89               12.16          0.63          0.40        11.21
---------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                         11.46               11.89          0.47          0.00         8.03+
=================================================================================================================================
Total                                                                                        $2.68         $1.10
=================================================================================================================================

Historical Performance -- Class L Shares


                                                               Net Asset Value
                                                    ---------------------------------      Income     Capital Gain       Total
Year Ended                                           Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
=================================================================================================================================
1/31/01                                                   $11.50              $11.59         $0.63         $0.21         8.35%
---------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                    12.02               11.50          0.46          0.25         1.59
---------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    12.16               12.02          0.53          0.24         5.29
---------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                    11.89               12.16          0.64          0.40        11.25
---------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                         11.46               11.89          0.47          0.00         8.08+
=================================================================================================================================
Total                                                                                        $2.73         $1.10
=================================================================================================================================

It is the Portfolio's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Returns

                                                                          Without Sales Charges(1)
                                                      --------------------------------------------------------------------
                                                         Class A                      Class B                   Class L
==========================================================================================================================
Year Ended 1/31/01                                        8.91%                        8.33%                     8.35%
--------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                                7.36                         6.82                      6.88
==========================================================================================================================

                                                                             With Sales Charges(2)
                                                      --------------------------------------------------------------------
                                                         Class A                      Class B                   Class L
==========================================================================================================================
Year Ended 1/31/01                                        4.01%                        3.83%                     6.24%
--------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                                6.38                         6.67                      6.65
==========================================================================================================================

Cumulative Total Returns

                                                                          Without Sales Charges(1)
==========================================================================================================================
Class A (Inception* through 1/31/01)                                                  42.54%
--------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 1/31/01)                                                  39.00
--------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                                                  39.35
==========================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. The CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*    Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Conservative Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Lehman Brothers Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index

February 5, 1996 -- January 31, 2001 (unaudited)


                                    [GRAPH]

          Conservative   Conservative   Conservative   Standard & Poor's  Lehman Government/    Salomon Brothers   Salomon Brothers
           Portfolio-     Portfolio-     Portfolio-     500 Composite        Corporation          High Yield      One-Year Treasury
            Class A         Class B        Class L       Stock Index         Bond Index          Market Index        Bill Index
            -------         -------        -------       -----------         ----------          ------------        ----------
2/5/96       9,550          10,000          9,896           10,000            10,000               10,000              10,000
1/97        10,369          10,353         10,596           12,630             9,118               11,049              10,551
1/98        11,581          11,614         11,900           16,026            10,136               12,693              11,214
1/99        12,259          12,342         12,529           21,235            11,020               13,050              11,840
1/00        12,499          12,631         12,728           23,429            10,704               12,973              12,327
1/31/2001   13,612          13,800         13,791           23,216            12,176               13,170              13,321




The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE INCOME PORTFOLIO

-----------------------
Target Asset Allocation
-----------------------

10% Stock Funds

[GRAPH]

90% Bond Funds

The Income Portfolio seeks high current income by investing primarily in bond funds.

The Income Portfolio seeks high current income. Among the Portfolios of the Smith Barney Allocation Series, the Income Portfolio allocates the highest percentage of its assets to taxable fixed-income funds, which are designed to generate a high level of income consistent with relative stability of principal. A small percentage of the Portfolio is invested in equity funds that invest in large-capitalization U.S. stocks.

(Please note that the Fund invests in funds that hold high-yield corporate bonds, debentures and notes. These securities are less liquid than investment-grade securities and their market values tend to be more volatile. Also, there are risks associated with investing in other mutual funds rather than directly in Portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------
S&P 500**                                                                (0.90)%
Lehman Brothers Government/
   Corporate Bond***                                                     13.76
Salomon Smith Barney
   High Yield Market+                                                     1.52
Salomon Smith Barney
   One-Year Treasury Bill++                                               8.06

  * The chart above represents total returns for the year ended January 31, 2001.

 ** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

  + The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

 ++ The Salomon Smith Barney One-Year Treasury Bill Index consists of one One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Portfolio Update
--------------------------------------------------------------------------------

The Income Portfolio's ("Portfolio") Class A shares, without and with sales charges, returned 7.74% and 2.91%, respectively for the year ended January 31, 2001. The chart that appears on page 36 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

The U.S. bond market generally enjoyed a solid year in 2000. In addition to benefiting from slower economic growth later in the period, U.S. Treasury and agency securities responded positively to supply-and-demand factors earlier in the year. Also, high-quality corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign government bonds provided relatively competitive returns, including yields that were at the high end of their ranges when compared to U.S. government securities.

During the period, the U.S. Treasury market put in its best performance since 1994 and the spread markets (non-U.S. Treasury markets such as corporate bonds) put in their worst performance since the recession of 1991. Record budget surpluses caused the U.S. Treasury to buy back (predominately) long-term debt through monthly reverse auctions. Simultaneously, as rates were dropping, the Fed was on its most intensive monetary policy tightening campaign since 1994. This caused corporate bond yields to widen to levels not seen since the 1991 recession.

The Portfolio performed solidly during the period as the bond market turned in a positive performance while the stock market struggled amidst higher volatility and signs of slowing U.S. economic growth.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Income Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series Income Portfolio Breakdown (as of 1/31/01) (unaudited)

                                    [GRAPH]

20.28% Smith Barney
Managed Governments
Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  FNMA 6.50% 30 Year
  GNMA 7.50% 30 Year
  FNMA 7.00% 30 Year
  FNMA 6.00% 30 Year
  GNMA 7.00% 30 Year


20.13% Smith Barney
Income Funds - Smith Barney
Diversified Strategic Income Fund
--------------------------------------------------------------------------------
  Top 5 Holdings:
    GNMA 8.00% 30 Year
    GNMA 8.50% 30 Year
    FHLMC 7.50% 30 Year
    FNMA 6.50% 30 Year
    FNMA 7.50% 30 Year


19.72% Smith Barney
Income Funds - Smith Barney
High Income Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Allied Waste Industries Inc.
  Nextel Communications, Inc.
  Stone Container Corp.
  United Pan-Europe Communications N.V.
  Nuevo Energy Co.


15.25% Smith Barney
Investment Funds Inc. -
Smith Barney
Government Securities Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  FNMA 6.50% 30 Year
  GNMA 7.50% 30 Year
  FNMA 7.00% 30 Year
  FNMA 6.00% 30 Year
  GNMA 7.00% 30 Year


4.81% Smith Barney
Income Funds - Smith Barney
Premium Total Return Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Federated Department Stores, Inc.
  Safeway Inc.
  HCA - The Healthcare Co.
  Costco Wholesale Corp.
  Hormel Foods Corp.


5.01% Smith Barney
Appreciation Fund Inc.
--------------------------------------------------------------------------------
Top 5 Holdings:
  Berkshire Hathaway Inc.
  Exxon Mobil Corp.
  Microsoft Corp.
  AOL Time Warner, Inc.
  General Electric Co.


5.16% Smith Barney
Income Funds - Smith Barney
Convertible Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  Quantum Corp. 7.00%
  Costco Cos., Inc.
  Clear Channel Communications,
     Inc. 1.50%
  Tosco Financing Trust 5.75%
  Diamond Offshore Drilling, Inc. 3.75%


9.64% Smith Barney
Funds, Inc. - Short Term High
Grade Bond Fund
--------------------------------------------------------------------------------
Top 5 Holdings:
  U.S. Treasury Note 6.75%
  U.S. Treasury Note 5.875%
  U.S. Treasury Note 5.5%
  Clorox Co. 8.8%
  Union Pacific Corp. 6.34%

                              THE INCOME PORTFOLIO

Historical Performance -- Class A Shares

                                                              Net Asset Value
                                                   ---------------------------------       Income     Capital Gain       Total
Year Ended                                         Beginning of Year     End of Year     Dividends    Distributions    Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
1/31/01                                                   $10.64              $10.65         $0.76         $0.02          7.74%
-----------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                    11.50               10.64          0.63          0.11         (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    11.75               11.50          0.69          0.11          4.88
-----------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                    11.53               11.75          0.77          0.29         11.44
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                         11.46               11.53          0.63          0.00          6.39+
===================================================================================================================================
Total                                                                                        $3.48         $0.53
===================================================================================================================================

Historical Performance -- Class B Shares


                                                               Net Asset Value
                                                     --------------------------------      Income     Capital Gain       Total
Year Ended                                           Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
1/31/01                                                   $10.65              $10.72         $0.65         $0.02          7.21%
-----------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                    11.50               10.65          0.58          0.11         (1.47)
-----------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    11.76               11.50          0.63          0.11          4.25
-----------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                    11.53               11.76          0.70          0.29         10.93
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                         11.46               11.53          0.58          0.00          5.89+
===================================================================================================================================
Total                                                                                        $3.14         $0.53
===================================================================================================================================

Historical Performance -- Class L Shares

                                                               Net Asset Value
                                                     --------------------------------      Income     Capital Gain       Total
Year Ended                                           Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
1/31/01                                                   $10.65              $10.71         $0.66         $0.02          7.22%
-----------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                    11.50               10.65          0.58          0.11         (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    11.76               11.50          0.64          0.11          4.31
-----------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                    11.53               11.76          0.71          0.29         10.98
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/97                                         11.46               11.53          0.59          0.00          5.94+
===================================================================================================================================
Total                                                                                        $3.18         $0.53
===================================================================================================================================

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Returns

                                                                             Without Sales Charges/(1)/
                                                        ------------------------------------------------------------------
                                                         Class A                      Class B                   Class L
==========================================================================================================================
Year Ended 1/31/01                                        7.74%                        7.21%                     7.22%
--------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                                5.81                         5.29                      5.34
--------------------------------------------------------------------------------------------------------------------------

                                                                               With Sales Charges/(2)/
                                                        ------------------------------------------------------------------
                                                         Class A                      Class B                   Class L
==========================================================================================================================
Year Ended 1/31/01                                        2.91%                        2.71%                     5.14%
--------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/01                                4.84                         5.14                      5.12
==========================================================================================================================

Cumulative Total Returns

                                                                             Without Sales Charges/(1)/
==========================================================================================================================
Class A (Inception* through 1/31/01)                                                  32.57%
--------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 1/31/01)                                                  29.35
--------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                                                  29.64
==========================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 + Total return is not annualized, as it may not be representative of the total return for the year.

 *   Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Income Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Lehman Brothers Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index

February 5, 1996 -- January 31, 2001 (unaudited)

                                    [GRAPH]


             Income    Income     Income    Standard & Poor's  Lehman Government/  Salomon Brothers    Salomon Brothers
           Portfolio- Portfolio- Portfolio-   500 Composite     Corporate           High Yield        One-Year Treasury
            Class A   Class B    Class L     Stock Index       Bond Index           Market Index         Bill Index
            -------   -------    -------     -----------       ----------           ------------         ----------
2/5/96       9,550    10,000      9,896       10,000            10,000               10,000                 10,000
1/97        10,160    10,139     10,385       12,630             9,118               11,049                 10,551
1/98        11,322    11,297     11,636       16,026            10,136               12,693                 11,214
1/99        11,875    11,946     12,137       21,235            11,020               13,050                 11,840
1/00        11,751    11,880     11,965       23,429            10,704               12,973                 12,327
1/31/2001   12,660    12,842     12,829       23,216            12,176               13,170                 13,321

Income Portfolio - Class A Shares Lehman Brothers Government/Corporate Bond Index Income Portfolio - Class B Shares Salomon Smith Barney High Yield Market Index Income Portfolio - Class L Shares Salomon Smith Barney One-Year Treasury Bill Index Standard & Poor's 500 Composite Stock Index

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GLOBAL PORTFOLIO

Schedule of Investments                                         January 31, 2001

  Shares                         Description                                                                Value
---------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.5%
  101,992    Smith Barney Funds, Inc. - Large Cap Value Fund                                            $   1,767,534
1,037,595    Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                13,115,211
  229,806    Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                  5,519,962
   76,186    Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                                 1,665,444
  284,064    Smith Barney Small Cap Core Fund, Inc.                                                         3,741,126
  588,257    Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                       10,906,300
---------------------------------------------------------------------------------------------------------------------
             Total Underlying Funds (Cost -- $37,625,570)                                                  36,715,577
=====================================================================================================================
    Face
   Amount                       Description                                                                  Value
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.5%
$173,000     Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity -- $173,027;
              (Fully collateralized by U.S. Treasury Notes, 5.500% to 13.750% due 5/15/01 to 2/15/26;
              Market value -- $176,460) (Cost -- $173,000)                                                    173,000
---------------------------------------------------------------------------------------------------------------------
             Total Investments -- 100% (Cost -- $37,798,570*)                                           $  36,888,577
=====================================================================================================================


*    Aggregrate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                           THE HIGH GROWTH PORTFOLIO

Schedule of Investments                                         January 31, 2001

  Shares                         Description                                                                Value
----------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.5%
  1,021,108   Smith Barney Aggressive Growth Fund Inc.                                                   $ 109,411,722
  2,558,490   Smith Barney Funds, Inc. - Large Cap Value Fund                                               44,338,640
  9,418,424   Smith Barney Income Funds - Smith Barney High Income Fund                                     83,070,500
  7,005,998   Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                88,555,810
  6,658,951   Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                       80,107,178
  3,115,555   Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                       40,502,209
  2,456,307   Smith Barney Investment Series - Smith Barney Growth and Income Fund                          40,799,267
  3,567,912   Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                 85,701,257
  2,299,064   Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                                50,257,534
 13,044,518   Smith Barney Small Cap Core Fund, Inc.                                                       171,796,304
  4,031,634   Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                       74,746,489
----------------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost -- $778,762,622)                                                869,286,910
======================================================================================================================
   Face
  Amount                        Description                                                                  Value
----------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.5%
$ 4,329,000   Goldman Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity -- $4,329,677;
                (Fully collateralized by U.S. Treasury Notes, 5.500% to 13.750% due 5/15/01 to 2/15/26;
                Market value -- $4,415,583) (Cost -- $4,329,000)                                              4,329,000
-----------------------------------------------------------------------------------------------------------------------
              Total Investments -- 100% (Cost -- $783,091,622*)                                           $ 873,615,910
=======================================================================================================================

*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                              THE GROWTH PORTFOLIO

Schedule of Investments                                         January 31, 2001

  Shares                         Description                                                                Value
-----------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.9%
    542,419   Smith Barney Aggressive Growth Fund Inc.                                                     $ 58,120,169
  5,363,754   Smith Barney Funds, Inc. - Large Cap Value Fund                                                92,953,867
 10,195,044   Smith Barney Income Funds - Smith Barney High Income Fund                                      89,920,286
 10,398,892   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                   98,477,513
  4,096,295   Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                 51,777,164
  8,323,182   Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund                   99,961,417
  7,152,163   Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                        86,040,519
  3,271,453   Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                        42,528,888
  5,322,730   Smith Barney Investment Series - Smith Barney Growth and Income Fund                           88,410,548
  1,969,425   Smith Barney Investment Series - Smith Barney Large Cap Core Fund                              47,305,602
  2,756,961   Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                                 60,267,172
  3,562,148   Smith Barney Small Cap Core Fund, Inc.                                                         46,913,485
  4,445,278   Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                        82,415,447
-----------------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost -- $908,890,353)                                                 945,092,077
=======================================================================================================================

  Face
  Amount                         Description                                                                Value
-----------------------------------------------------------------------------------------------------------------------
$   616,000   Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity -- $616,096;
                (Fully collateralized by U.S. Treasury Notes, 5.500% to 13.750% due 5/15/01 to 2/15/26;
                Market value -- $628,320) (Cost -- $616,000)                                                    616,000
-----------------------------------------------------------------------------------------------------------------------
              Total Investments -- 100% (Cost -- $909,506,353*)                                            $945,708,077
=======================================================================================================================

* Aggregrate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                             THE BALANCED PORTFOLIO


Schedule of Investments                                                                             January 31, 2001
--------------------------------------------------------------------------------------------------------------------
  Shares                                      Description                                                  Value
====================================================================================================================
Underlying Funds -- 99.6%
   3,204,014  Smith Barney Appreciation Fund Inc.                                                      $ 48,028,177
   3,134,071  Smith Barney Fundamental Value Fund Inc.                                                   47,731,908
   1,361,482  Smith Barney Funds, Inc. - Large Cap Value Fund                                            23,594,495
   5,429,522  Smith Barney Funds, Inc. - Short Term High Grade Bond Fund                                 22,261,044
   3,082,778  Smith Barney Income Funds - Smith Barney Convertible Fund                                  50,557,562
  10,169,439  Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                 72,101,328
   2,838,413  Smith Barney Income Funds - Smith Barney Premium Total Return Fund                         48,309,794
   5,265,223  Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund               49,861,670
   1,436,279  Smith Barney Investment Series - Smith Barney Growth and Income Fund                       23,856,599
   3,976,407  Smith Barney Managed Governments Fund Inc.                                                 49,665,329
   2,287,457  Smith Barney World Funds, Inc. - Global Government Bond Portfolio                          23,537,934
   1,256,654  Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                    23,298,368
--------------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost-- $483,335,370)                                              482,804,208
====================================================================================================================

    Face
   Amount      Description                                                                                 Value
====================================================================================================================
Repurchase Agreement -- 0.4%
$  2,016,000  Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity -- $2,016,315;
               (Fully collateralized by U.S. Treasury Notes, 5.500% to 13.750% due 5/15/01 to 2/15/26;
                Market value -- $2,056,321) (Cost -- $2,016,000)                                          2,016,000
---------------------------------------------------------------------------------------------------------------------
              Total Investments -- 100% (Cost -- $485,351,370*)                                         $484,820,208
=====================================================================================================================

* Aggregrate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

THE CONSERVATIVE PORTFOLIO

Schedule of Investments                                         January 31, 2001

  Shares                                         Description                                         Value
==============================================================================================================
Underlying Funds-- 99.4%
     796,249  Smith Barney Appreciation Fund Inc.                                                $ 11,935,786
     383,836  Smith Barney Fundamental Value Fund Inc.                                              5,845,827
   1,383,331  Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                            5,671,657
     774,363  Smith Barney Income Funds - Smith Barney Convertible Fund                            12,699,559
   3,460,365  Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund           24,533,989
   1,370,448  Smith Barney Income Funds - Smith Barney High Income Fund                            12,087,353
     342,299  Smith Barney Income Funds - Smith Barney Premium Total Return Fund                    5,825,942
   1,341,441  Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund         12,703,448
     489,156  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund        6,182,879
   1,518,716  Smith Barney Managed Governments Fund Inc.                                           18,968,775
     567,685  Smith Barney World Funds, Inc. - Global Government Bond Portfolio                     5,841,483
--------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost -- $126,660,295)                                       122,296,698
==============================================================================================================

    Face
   Amount                                  Description                                               Value
==============================================================================================================
Repurchase Agreement -- 0.6%
$    764,000  Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity-- $764,119;
                (Fully collateralized by U.S. Treasury Notes and Bonds, 5.500% to 13.750% due
                 5/15/01 to 2/15/26;
                 Market value -- $888,847) (Cost -- $764,000)                                         764,000
==============================================================================================================
                   Total Investments -- 100% (Cost -- $127,424,295*)                             $123,060,698
==============================================================================================================

* Aggregrate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

THE INCOME PORTFOLIO

Schedule of Investments                                         January 31, 2001

  Shares                                   Description                                               Value
==============================================================================================================
Underlying Funds -- 100.0%
     175,057  Smith Barney Appreciation Fund Inc.                                                $  2,624,098
   1,231,794  Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                            5,050,354
     164,639  Smith Barney Income Funds - Smith Barney Convertible Fund                             2,700,078
   1,486,726  Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund           10,540,885
   1,171,102  Smith Barney Income Funds - Smith Barney High Income Fund                            10,329,120
     147,933  Smith Barney Income Funds - Smith Barney Premium Total Return Fund                    2,517,814
     843,364  Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund          7,986,662
     850,455  Smith Barney Managed Governments Fund Inc.                                           10,622,190
--------------------------------------------------------------------------------------------------------------
              Total Investments -- 100% (Cost -- $56,649,872*)                                   $ 52,371,201
==============================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.



Statements of Assets and Liabilities                                                                          January 31, 2001
==============================================================================================================================

                                            Global       High Growth     Growth         Balanced   Conservative      Income
                                          Portfolio       Portfolio     Portfolio       Portfolio    Portfolio      Portfolio
==============================================================================================================================
Assets:
   Investments, at cost                  $37,798,570    $ 783,091,622  $909,506,353   $485,351,370  $127,424,295  $ 56,649,872
------------------------------------------------------------------------------------------------------------------------------
   Investments, at value                 $36,888,577    $ 873,615,910  $945,708,077   $484,820,208  $123,060,698  $ 52,371,201
   Cash                                          430            5,109         5,732             --           755        27,473
   Receivable for Fund shares sold            38,061          372,243       358,353        201,258        27,204        23,583
   Receivable from manager                   103,645               --            --             --            --            --
   Dividends and interest receivable              27              677            96         55,218        15,783        12,706
------------------------------------------------------------------------------------------------------------------------------
   Total Assets                           37,030,740      873,993,939   946,072,258    485,076,684   123,104,440    52,434,963
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Distribution fees payable                   7,660          187,836       218,715        112,033        21,317         9,235
   Payable to bank                                --               --            --        123,142            --            --
   Payable for Fund shares purchased          16,975        1,955,419     2,726,698        743,635       552,248        11,050
   Accrued expenses                               --        1,018,484     1,122,001        992,851       222,177        33,159
------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                          24,635        3,161,739     4,067,414      1,971,661       795,742        53,444
------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                         $37,006,105    $ 870,832,200  $942,004,844   $483,105,023  $122,308,698  $ 52,381,519
==============================================================================================================================
Net Assets:
   Par value of capital shares           $     3,103    $      57,689  $     68,795   $     38,725  $     10,588  $      4,901
   Capital paid in excess of par value    35,886,318      747,966,055   862,834,918    467,950,796   125,760,287    57,436,819
   Undistributed net investment income            --            6,932       923,496      1,803,929       690,848        47,477
   Accumulated net realized gain (loss)
     on investments                        2,026,677       32,277,236    41,975,911     13,842,735       210,572     (829,007)
   Net unrealized appreciation
   (depreciation)
     of investments                         (909,993)      90,524,288    36,201,724       (531,162)   (4,363,597)   (4,278,671)
------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                         $37,006,105    $ 870,832,200  $942,004,844   $483,105,023  $122,308,698  $ 52,381,519
==============================================================================================================================
Shares Outstanding:
   Class A                                 1,703,910       29,919,604    31,724,782     17,828,116     5,438,675     2,473,740
   Class B                                 1,275,455       24,383,291    33,025,748     18,045,996     4,499,640     2,126,176
   Class L                                   123,644        3,386,446     4,044,175      2,804,378       649,739       301,354
   Class Z                                        --               --            --         46,641            --            --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)             $11.93           $15.11       $ 13.64        $ 12.38       $ 11.51        $10.65
   Class B *                                  $11.92           $15.08       $ 13.74        $ 12.55       $ 11.60        $10.72
   Class L **                                 $11.91           $15.09       $ 13.74        $ 12.55       $ 11.59        $10.71
   Class Z (and redemption price)                 --               --            --        $ 12.31            --            --
------------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of
     net asset value per share)               $12.56           $15.91       $ 14.36        $ 13.03            --            --
   Class A (net asset value plus 4.71% of
     net asset value per share)                   --               --            --             --       $ 12.05        $11.15
   Class L (net asset value plus 1.01% of
     net asset value per share)               $12.03           $15.24       $ 13.88        $ 12.68       $ 11.71        $10.82
==============================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC (4.50% for the Conservative Portfolio and the Income Portfolio) if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.



Statements of Operations                                                                       For the Year Ended January 31, 2001
----------------------------------------------------------------------------------------------------------------------------------

                                            Global      High Growth       Growth         Balanced     Conservative       Income
                                           Portfolio     Portfolio       Portfolio       Portfolio      Portfolio       Portfolio
==================================================================================================================================
Investment Income:
   Income distributions from
     Underlying Funds                    $   115,111   $  10,034,483   $  23,629,516   $ 22,839,440   $  7,749,047   $  4,019,907
   Short-term capital gain from
     Underlying Funds                        421,539      29,518,928      19,775,329      2,791,663        389,551        144,374
   Interest                                   25,783         393,840         317,468        142,687         12,547          3,737
----------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                   562,433      39,947,251      43,722,313     25,773,790      8,151,145      4,168,018
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Distribution fees (Note 2)                215,647       5,483,146       6,460,486      3,212,349        626,085        280,990
   Other expenses                            128,377       3,134,220       3,426,765      1,749,166        444,760        197,892
----------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                            344,024       8,617,366       9,887,251      4,961,515      1,070,845        478,882
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        218,409      31,329,885      33,835,062     20,812,275      7,080,300      3,689,136
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments (Note 3):
   Realized Gain (Loss) From:
     Sale of Underlying Funds                 78,537      21,782,587      21,628,626        871,101    (1,519,603)     (1,101,136)
     Capital gain distributions from
        Underlying Funds                   2,277,877      36,799,221      45,501,866     18,800,870      1,730,245        394,958
----------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                2,356,414      58,581,808      67,130,492     19,671,971        210,642       (706,178)
----------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments:
     Beginning of year                     5,445,094     191,598,282     138,316,028     (4,005,451)    (7,673,748)    (5,345,911)
     End of year                            (909,993)     90,524,288      36,201,724       (531,162)    (4,363,597)    (4,278,671)
----------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized
     Appreciation (Depreciation)          (6,355,087)   (101,073,994)   (102,114,304)     3,474,289      3,310,151      1,067,240
----------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments            (3,998,673)    (42,492,186)    (34,983,812)    23,146,260      3,520,793        361,062
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   From Operations                       $(3,780,264)  $ (11,162,301)  $  (1,148,750)  $ 43,958,535   $ 10,601,093   $  4,050,198
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


Statements of Changes in Net Assets                                                              For the Year Ended January 31, 2001
------------------------------------------------------------------------------------------------------------------------------------

                                           Global       High Growth      Growth          Balanced       Conservative      Income
                                          Portfolio      Portfolio      Portfolio        Portfolio        Portfolio      Portfolio
====================================================================================================================================
Operations:
   Net investment income                $   218,409    $ 31,329,885    $ 33,835,062     $ 20,812,275    $  7,080,300    $ 3,689,136
   Net realized gain (loss)               2,356,414      58,581,808      67,130,492       19,671,971         210,642       (706,178)
   Change in net unrealized
     appreciation (depreciation)         (6,355,087)   (101,073,994)   (102,114,304)       3,474,289       3,310,151      1,067,240
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                     (3,780,264)    (11,162,301)     (1,148,750)      43,958,535      10,601,093      4,050,198
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                   (225,168)    (32,285,061)    (33,874,128)     (20,457,253)     (7,222,106)    (3,684,957)
   Net realized gains                    (1,047,662)    (44,925,894)    (56,850,807)     (26,311,819)     (2,259,793)       (90,094)
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders       (1,272,830)    (77,210,955)    (90,724,935)     (46,769,072)     (9,481,899)    (3,775,051)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
   Net proceeds from sale of shares      14,122,958     209,034,056     199,081,614       90,260,373      20,801,828      6,414,308
   Net asset value of shares issued
     for reinvestment of dividends        1,270,884      76,589,711      89,567,240       45,943,792       9,286,821      3,427,192
   Cost of shares reacquired             (6,617,667)   (198,708,907)   (239,190,656)    (174,661,624)    (51,088,021)   (21,845,698)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Fund Share Transactions         8,776,175      86,914,860      49,458,198      (38,457,459)    (20,999,372)   (12,004,198)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets         3,723,081      (1,458,396)    (42,415,487)     (41,267,996)    (19,880,178)   (11,729,051)

Net Assets:
   Beginning of year                     33,283,024     872,290,596     984,420,331      524,373,019     142,188,876     64,110,570
------------------------------------------------------------------------------------------------------------------------------------
   End of year*                         $37,006,105    $870,832,200    $942,004,844     $483,105,023    $122,308,698    $52,381,519
====================================================================================================================================
* Includes undistributed
   net investment income of:                     --          $6,932        $923,496       $1,803,929        $690,848        $47,477
====================================================================================================================================

                       See Notes to Financial Statements.


Statements of Changes in Net Assets                                                              For the Year Ended January 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

                                           Global        High Growth       Growth          Balanced       Conservative      Income
                                          Portfolio       Portfolio       Portfolio        Portfolio        Portfolio      Portfolio
====================================================================================================================================
Operations:
   Net investment income                $   356,795   $   23,968,190    $  25,969,227   $   16,921,137  $   6,677,677  $  3,902,046
   Net realized gain                        768,188       31,085,233       42,160,708       26,492,940      3,260,834       168,875
   Change in net unrealized
     appreciation (depreciation)          4,771,898       81,015,481       22,714,645     (22,339,498)     (7,400,335)   (4,971,682)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                      5,896,881      136,068,904       90,844,580       21,074,579      2,538,176      (900,761)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                   (350,036)     (23,006,082)     (25,775,265)     (15,871,205)    (6,218,143)   (3,825,788)
   Net realized gains                       (93,715)     (17,458,064)     (21,941,148)     (19,103,907)    (3,129,896)     (678,070)
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders         (443,751)     (40,464,146)     (47,716,413)     (34,975,112)    (9,348,039)   (4,503,858)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
   Net proceeds from sale of shares      13,607,471      183,979,921      204,689,191      136,513,861     46,615,913    20,001,410
   Net asset value of shares issued
     for reinvestment of dividends          443,640       40,151,190       47,063,404       34,380,067      9,153,577     4,086,902
   Cost of shares reacquired             (6,451,424)    (175,452,046)    (214,147,076)    (179,562,239)   (50,236,057)  (29,405,407)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Fund Share Transactions         7,599,687       48,679,065       37,605,519       (8,668,311)     5,533,433    (5,317,095)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets        13,052,817      144,283,823       80,733,686      (22,568,844)    (1,276,430)  (10,721,714)

Net Assets:
   Beginning of year                     20,230,207      728,006,773      903,686,645      546,941,863    143,465,306    74,832,284
------------------------------------------------------------------------------------------------------------------------------------
   End of year*                         $33,283,024   $  872,290,596    $ 984,420,331   $  524,373,019  $ 142,188,876  $ 64,110,570
====================================================================================================================================
* Includes undistributed
   net investment income of:                 $6,759         $962,108         $962,562       $1,448,907       $832,654       $43,298
====================================================================================================================================

                       See Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
1. Significant Accounting Policies

The Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these portfolios and five other separate investment portfolios: Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) income distributions and short-term capital gain distributions from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on an accrual basis;
(d) long-term capital gains from Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (i) direct expenses are charged to each class of each portfolio; management fees are allocated on the basis of the relative net assets of each class; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

SSBC is the investment manager for the Fund. Each Portfolio pays SSBC a monthly fee calculated at an annual rate of 0.35% of the average daily net assets. From this fee all expenses of the Fund are deducted except for Rule 12b-1 Distribution Plan fees and extraordinary expenses. If expenses exceed the 0.35% fee, the excess amount is paid on behalf of the Fund by SSBC.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended January 31, 2001, the Global, High Growth, Growth, Balanced, Conservative and Income Portfolios paid transfer agent fees of $105,561, $ 5,114, $261,312, $303,508, $10,042 and $16,541,
respectively, to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolios' distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolios' portfolio agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

For Global, High Growth, Growth and Balanced Portfolios, there are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. For Conservative and Income Portfolios, there are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. The Global, High Growth, Growth and Balanced Portfolios have a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. The Conservative and Income Portfolios have a CDSC of 4.50% on Class B shares, which applies if redemption occurs less than one year from purchase and declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2001, SSB and CFBDS received sales charges on sales of the Portfolios' Class A and L shares. In addition, CDSCs were paid to SSB for Class B and L shares. The approximate amounts were as follows:

                                    Sales Charges                  CDSCs
                              ----------------------      ----------------------
Portfolio                      Class A       Class L       Class B       Class L
--------------------------------------------------------------------------------
Global                        $  8,000      $  2,000      $  4,000      $     --
High Growth                    149,000        48,000       162,000         6,000
Growth                         174,000        44,000       315,000        11,000
Balanced                        42,000        23,000       173,000         4,000
Conservative                     4,000         4,000        28,000            --
Income                           3,000         1,000        21,000         1,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to their Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Global, High Growth, Growth and Balanced Portfolios each pay a distribution fee with respect to their Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class. The Conservative and Income Portfolios each pay a distribution fee with respect to their Class B and L shares calculated at the annual rates of 0.50% and 0.45%, respectively, of the average daily net assets of each class.

--------------------------------------------------------------------------------
For the year ended January 31, 2001, total Distribution Plan fees were as follows:

Portfolio                            Class A           Class B           Class L
--------------------------------------------------------------------------------
Global                            $   50,382        $  153,625        $   11,640
High Growth                        1,147,326         3,836,237           499,583
Growth                             1,104,312         4,777,131           579,043
Balanced                             552,874         2,317,100           342,375
Conservative                         161,730           415,170            49,185
Income                                70,668           186,152            24,170
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


Portfolio                                       Purchases                Sales
--------------------------------------------------------------------------------
Global                                       $ 14,005,183           $  3,609,839
High Growth                                   164,763,344             82,637,030
Growth                                        132,289,315             89,623,495
Balanced                                       24,589,207             73,387,860
Conservative                                    1,282,037             23,473,796
Income                                                 --             11,944,721
--------------------------------------------------------------------------------

At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
                                                                   Appreciation
Portfolio                     Appreciation      Depreciation      (Depreciation)
--------------------------------------------------------------------------------
Global                        $  1,322,422      $ (2,232,415)     $   (909,993)
High Growth                    142,567,631       (52,043,343)       90,524,288
Growth                          89,844,977       (53,643,253)       36,201,724
Balanced                        21,539,310       (22,070,472)         (531,162)
Conservative                     2,811,552        (7,175,149)       (4,363,597)
Income                             379,486        (4,658,157)       (4,278,671)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares

At January 31, 2001, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolios and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At January 31, 2001, total paid-in capital amounted to the following for each class:

Portfolio                 Class A        Class B         Class L       Class Z
================================================================================
Global                 $ 19,812,985   $ 14,527,792   $  1,548,644           --
High Growth             391,127,253    311,870,557     45,025,934           --
Growth                  404,025,116    409,096,801     49,781,796           --
Balanced                216,768,583    217,439,581     33,585,338     $196,019
Conservative             64,541,053     53,613,284      7,616,538           --
Income                   28,968,044     24,968,226      3,505,450           --
================================================================================

Transactions in shares of each class within each Portfolio were as follows:

                                                               Year Ended January 31, 2001            Year Ended January 31, 2000
                                                               ---------------------------            ---------------------------
                                                             Shares              Amount               Shares                Amount
====================================================================================================================================
GLOBAL PORTFOLIO:
Class A
       Shares sold                                           588,634        $   7,789,145              622,065        $   7,564,934
       Shares issued on reinvestment                          63,120              768,601               21,526              303,911
       Shares reacquired                                    (274,395)          (3,551,926)            (281,617)          (3,453,034)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                          377,359        $   5,005,820              361,974        $   4,415,811
====================================================================================================================================
Class B
       Shares sold                                           403,469        $   5,250,616              456,639        $   5,529,294
       Shares issued on reinvestment                          37,919              464,920                9,569              133,382
       Shares reacquired                                    (220,373)          (2,824,859)            (238,917)          (2,905,174)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                          221,015        $   2,890,677              227,291        $   2,757,502
====================================================================================================================================
Class L
       Shares sold                                            83,762        $   1,083,197               40,493        $     513,243
       Shares issued on reinvestment                           3,061               37,363                  452                6,347
       Shares reacquired                                     (18,709)            (240,882)              (7,367)             (93,216)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                           68,114        $     879,678               33,578        $     426,374
====================================================================================================================================
HIGH GROWTH PORTFOLIO:
Class A
       Shares sold                                         7,565,992        $ 126,773,818            6,135,918        $  95,762,765
       Shares issued on reinvestment                       2,746,365           41,524,963            1,276,427           21,787,655
       Shares reacquired                                  (6,632,500)        (111,004,282)          (5,752,212)         (89,823,483)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                        3,679,857        $  57,294,499            1,660,133        $  27,726,937
====================================================================================================================================
Class B
       Shares sold                                         3,779,132        $  63,862,630            4,494,596        $  69,681,759
       Shares issued on reinvestment                       2,046,299           30,891,664              938,822           15,933,726
       Shares reacquired                                  (3,851,472)         (64,868,155)          (4,508,234)         (70,071,478)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                        1,973,959        $  29,886,139              925,184        $  15,544,007
====================================================================================================================================
Class L
       Shares sold                                           908,119        $  15,255,618              922,114        $  14,353,773
       Shares issued on reinvestment                         276,556            4,173,084              114,059            1,937,349
       Shares reacquired                                    (542,785)          (9,141,257)            (854,726)         (13,223,757)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                          641,890        $  10,287,445              181,447        $   3,067,365
====================================================================================================================================
Class Z+
       Shares sold                                           179,736        $   3,141,990              264,790        $   4,181,624
       Shares issued on reinvestment                              --                   --               28,805              492,460
       Shares reacquired                                    (776,997)         (13,695,213)            (148,132)          (2,333,328)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)                              (597,261)       $ (10,553,223)             145,463        $   2,340,756
====================================================================================================================================

+  On July 5, 2000, Class Z shares were fully redeemed.                       49

--------------------------------------------------------------------------------

                                                              Year Ended January 31, 2001             Year Ended January 31, 2000
                                                              ---------------------------             ---------------------------
                                                            Shares              Amount                Shares                Amount
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Class A
       Shares sold                                         8,196,505        $ 122,059,247            6,822,699        $  99,916,712
       Shares issued on reinvestment                       3,160,044           43,459,300            1,505,014           22,951,042
       Shares reacquired                                  (8,265,813)        (122,784,674)          (6,799,898)         (99,881,076)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                        3,090,736        $  42,733,873            1,527,815        $  22,986,678
------------------------------------------------------------------------------------------------------------------------------------
Class B
       Shares sold                                         4,166,696        $  63,001,086            5,869,454        $  86,203,729
       Shares issued on reinvestment                       2,966,953           41,152,693            1,384,746           21,190,814
       Shares reacquired                                  (6,129,485)         (92,517,318)          (6,519,592)         (96,109,685)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                        1,004,164        $  11,636,461              734,608        $  11,284,858
------------------------------------------------------------------------------------------------------------------------------------
Class L
       Shares sold                                           842,596        $  12,729,427            1,066,462        $  15,695,754
       Shares issued on reinvestment                         357,288            4,955,247              160,938            2,461,856
       Shares reacquired                                    (948,445)         (14,271,067)          (1,116,824)         (16,427,203)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                          251,439        $   3,413,607              110,576        $   1,730,407
------------------------------------------------------------------------------------------------------------------------------------
Class Z+
       Shares sold                                            82,764        $   1,291,854              195,145        $   2,872,996
       Shares issued on reinvestment                            --                   --                 30,311              459,692
       Shares reacquired                                    (620,208)          (9,617,597)            (117,495)          (1,729,112)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)                              (537,444)       $  (8,325,743)             107,961        $   1,603,576
------------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
Class A
       Shares sold                                         3,244,096        $  41,281,215            4,909,981        $  63,180,938
       Shares issued on reinvestment                       1,835,385           22,713,631            1,262,399           16,057,604
       Shares reacquired                                  (4,925,024)         (62,742,204)          (6,079,104)         (78,225,950)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase                                          154,457        $   1,252,642               93,276        $   1,012,592
------------------------------------------------------------------------------------------------------------------------------------
Class B
       Shares sold                                         2,595,045        $  33,200,497            3,993,019        $  51,415,341
       Shares issued on reinvestment                       1,589,400           19,841,055            1,096,736           13,958,085
       Shares reacquired                                  (4,998,558)         (64,057,446)          (5,366,542)         (68,934,698)
------------------------------------------------------------------------------------------------------------------------------------
       Net Decrease                                         (814,113)       $ (11,015,894)            (276,787)       $  (3,561,272)
------------------------------------------------------------------------------------------------------------------------------------
Class L
       Shares sold                                           628,064        $   8,008,354              760,050        $   9,796,888
       Shares issued on reinvestment                         225,354            2,810,461              152,782            1,944,042
       Shares reacquired                                    (737,836)          (9,432,650)            (913,426)         (11,707,779)
------------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)                               115,582        $   1,386,165                 (594)       $      33,151
------------------------------------------------------------------------------------------------------------------------------------
Class Z
       Shares sold                                           602,425        $   7,770,307              945,905        $  12,120,694
       Shares issued on reinvestment                          44,662              578,645              190,416            2,420,336
       Shares reacquired                                  (2,962,728)         (38,429,324)          (1,609,785)         (20,693,812)
------------------------------------------------------------------------------------------------------------------------------------
       Net Decrease                                       (2,315,641)       $ (30,080,372)            (473,464)       $  (6,152,782)
------------------------------------------------------------------------------------------------------------------------------------

+    On July 5, 2000, Class Z shares were fully redeemed.

--------------------------------------------------------------------------------

                                                              Year Ended January 31, 2001              Year Ended January 31, 2000
                                                              ---------------------------              ---------------------------
                                                            Shares              Amount                Shares                Amount
------------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE PORTFOLIO:
Class A
   Shares sold                                             1,028,294         $ 11,911,678            1,961,746         $ 23,263,203
   Shares issued on reinvestment                             447,568            5,109,654              412,102            4,824,123
   Shares reacquired                                      (2,168,668)         (25,124,917)          (2,188,217)         (25,913,762)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)                                  (692,806)        $ (8,103,585)             185,631         $  2,173,564
------------------------------------------------------------------------------------------------------------------------------------
Class B
   Shares sold                                               581,609         $  6,760,258            1,765,244         $ 21,004,694
   Shares issued on reinvestment                             322,580            3,705,615              336,293            3,939,093
   Shares reacquired                                      (2,049,087)         (23,878,475)          (1,861,174)         (21,953,525)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)                                (1,144,898)        $(13,412,602)             240,363         $  2,990,262
------------------------------------------------------------------------------------------------------------------------------------
Class L
   Shares sold                                               183,307         $  2,129,892              198,951         $  2,348,016
   Shares issued on reinvestment                              41,123              471,552               33,335              390,361
   Shares reacquired                                        (179,503)          (2,084,629)            (201,238)          (2,368,770)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                               44,927         $    516,815               31,048         $    369,607
------------------------------------------------------------------------------------------------------------------------------------
INCOME PORTFOLIO:
Class A
   Shares sold                                               321,500         $  3,429,881            1,022,474         $ 11,339,602
   Shares issued on reinvestment                             182,975            1,933,158              197,909            2,174,642
   Shares reacquired                                      (1,048,310)         (11,183,248)          (1,368,490)         (15,148,888)
------------------------------------------------------------------------------------------------------------------------------------
   Net Decrease                                             (543,835)        $ (5,820,209)            (148,107)        $ (1,634,644)
------------------------------------------------------------------------------------------------------------------------------------
Class B
   Shares sold                                               208,065         $  2,215,851              624,103         $  6,945,122
   Shares issued on reinvestment                             126,352            1,339,905              156,566            1,722,038
   Shares reacquired                                        (865,553)          (9,252,347)          (1,122,358)         (12,412,069)
------------------------------------------------------------------------------------------------------------------------------------
   Net Decrease                                             (531,136)        $ (5,696,591)            (341,689)        $ (3,744,909)
------------------------------------------------------------------------------------------------------------------------------------
Class L
   Shares sold                                                71,991         $    768,576              154,679         $  1,716,686
   Shares issued on reinvestment                              14,542              154,129               17,299              190,222
   Shares reacquired                                        (132,410)          (1,410,103)            (167,729)          (1,844,450)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)                                   (45,877)        $   (487,398)               4,249         $     62,458
------------------------------------------------------------------------------------------------------------------------------------

6. Capital Loss Carryforward

At January 31, 2001, the Income Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $712,000, available to offset future capital gains through January 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:


                                                               Class A
                                               --------------------------------------------
GLOBAL PORTFOLIO                                2001/(1)/      2000/(1)/      1999/(1)//(2)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $13.67          $11.16          $11.40
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(3)/                     0.12            0.21            0.07
   Net realized and unrealized gain (loss)       (1.38)           2.54           (0.26)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.26)           2.75           (0.19)
-------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.12)          (0.20)          (0.04)
   Net realized gains                            (0.36)          (0.04)          (0.01)
-------------------------------------------------------------------------------------------
Total Distributions                              (0.48)          (0.24)          (0.05)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $11.93          $13.67          $11.16
-------------------------------------------------------------------------------------------
Total Return                                     (9.29)%         24.57%          (1.60)%++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                $20,333         $18,133         $10,766
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       0.60%           0.60%           0.59%+
   Net investment income                          0.94            1.73            0.80+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             10%              0%              0%
-------------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.
/(2)/For the period from March 9, 1998 (inception date) to January 31, 1999. /(3)/Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                              Class B
                                                          -------------------------------------------------
GLOBAL PORTFOLIO                                          2001/1/             2000/1/            1999/1//2/
===========================================================================================================
Net Asset Value, Beginning of Year                       $ 13.65             $ 11.15            $ 11.40
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/3/                                 0.02                0.10               0.00*
   Net realized and unrealized gain (loss)                 (1.36)               2.53              (0.24)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (1.34)               2.63              (0.24)
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                   (0.03)              (0.09)                --
   Net realized gains                                      (0.36)              (0.04)             (0.01)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.39)              (0.13)             (0.01)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $ 11.92             $ 13.65            $ 11.15
-----------------------------------------------------------------------------------------------------------
Total Return                                               (9.92)%             23.59%             (2.16)%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                          $15,200             $14,392            $ 9,220
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                 1.35%               1.35%              1.32%+
   Net investment income                                    0.17                0.83               0.06+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       10%                  0%                 0%
===========================================================================================================

/1/ Per share amounts have been calculated using the monthly average shares method.
/2/ For the period from March 9, 1998 (inception date) to January 31, 1999. /3/ Net investment income per share includes short-term capital gain distributions from Underlying Funds.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                              Class L
                                                           ---------------------------------------------------
GLOBAL PORTFOLIO                                            2001/1/            2000/1/         1999/1//2//3/
==============================================================================================================
Net Asset Value, Beginning of Year                         $ 13.64           $  11.14          $  11.40
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/4/                            0.05               0.30             (0.02)
   Net realized and unrealized gain (loss)                   (1.39)              2.33             (0.23)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                          (1.34)              2.63             (0.25)
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     (0.03)             (0.09)               --
   Net realized gains                                        (0.36)             (0.04)            (0.01)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.39)             (0.13)            (0.01)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $ 11.91           $  13.64          $  11.14
--------------------------------------------------------------------------------------------------------------
Total Return                                                 (9.93)%            23.61%            (2.25)%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                            $ 1,473           $    758          $    244
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                   1.35%              1.35%             1.32%+
   Net investment income (loss)                               0.36               2.36             (0.12)+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         10%                 0%                0%
==============================================================================================================

/1/ Per share amounts have been calculated using the monthly average shares method.
/2/ For the period from March 9, 1998 (inception date) to January 31, 1999. /3/ On June 12, 1998, Class C shares were renamed Class L shares.
/4/ Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                                    Class A Shares
                                                      -------------------------------------------------------------------------
HIGH GROWTH PORTFOLIO                                     2001/1/       2000/1/        1999/1/          1998           1997/2/
===============================================================================================================================
Net Asset Value, Beginning of Year                         $16.81        $14.86         $12.97        $12.41            $11.40
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/3/                                  0.66          0.54           0.09          0.11              0.20
   Net realized and unrealized gain (loss)                  (0.85)         2.29           2.36          0.91              1.05
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                         (0.19)         2.83           2.45          1.02              1.25
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                    (0.67)        (0.53)         (0.08)        (0.13)            (0.20)
   Net realized gains                                       (0.84)        (0.35)         (0.48)        (0.33)            (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (1.51)        (0.88)         (0.56)        (0.46)            (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $15.11        $16.81         $14.86        $12.97            $12.41
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                (0.94)%       18.97%         19.15%         8.25%            11.04%++
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                          $452,084      $441,050       $365,225      $259,212          $154,069
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                  0.60%         0.60%          0.60%         0.60%             0.60%+
   Net investment income                                     3.90          3.44           0.68          1.00              2.79+
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         9%            2%            21%           39%                0%
===============================================================================================================================

/1/ Per share amounts have been calculated using the monthly average shares method.
/2/ For the period from February 5, 1996 (inception date) to January 31, 1997. /3/ Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                                        Class B Shares
                                                       -----------------------------------------------------------------------------
HIGH GROWTH PORTFOLIO                                      2001/1/       2000/1/        1999/1/          1998           1997/2/
====================================================================================================================================
Net Asset Value, Beginning of Year                       $16.74         $14.81           $12.95        $12.41            $11.40
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/3/                         0.52           0.41            (0.01)         0.03              0.08
   Net realized and unrealized gain (loss)                (0.82)          2.26             2.35          0.89              1.04
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       (0.30)          2.67             2.34          0.92              1.12
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  (0.52)         (0.39)              --         (0.05)            (0.07)
   Net realized gains                                     (0.84)         (0.35)           (0.48)        (0.33)            (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.36)         (0.74)           (0.48)        (0.38)            (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $15.08         $16.74           $14.81        $12.95            $12.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              (1.65)%        18.01%           18.30%         7.44%             9.91%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                        $367,656       $375,224         $318,101      $230,142          $141,241
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                1.35%          1.35%            1.35%         1.35%            1.35%+
   Net investment income (loss)                            3.10           2.65            (0.07)         0.25              2.04+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       9%             2%              21%           39%                0%
====================================================================================================================================

/1/ Per share amounts have been calculated using the monthly average shares method.
/2/ For the period from February 5, 1996 (inception date) to January 31, 1997. /3/ Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                                  Class L Shares
                                                              ----------------------------------------------------------
HIGH GROWTH PORTFOLIO                                          2001(1)    2000(1)    1999(1)(2)      1998       1997(3)
========================================================================================================================
Net Asset Value, Beginning of Year                             $16.75      $14.81      $12.96       $12.42      $11.40
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(4)                               0.54        0.43       (0.01)        0.03        0.08
   Net realized and unrealized gain (loss)                      (0.84)       2.25        2.34         0.89        1.05
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                             (0.30)       2.68        2.33         0.92        1.13
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                        (0.52)      (0.39)         --        (0.05)      (0.07)
   Net realized gains                                           (0.84)      (0.35)      (0.48)       (0.33)      (0.04)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (1.36)      (0.74)      (0.48)       (0.38)      (0.11)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $15.09      $16.75      $14.81       $12.96      $12.42
------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (1.65)%     18.08%      18.21%        7.44%      10.00%++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                               $51,092     $45,979     $37,969      $27,845     $19,340
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                      1.35%       1.35%       1.35%        1.35%       1.35%+
   Net investment income (loss)                                  3.21        2.74       (0.07)        0.25        2.04+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             9%          2%         21%          39%          0%
========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                                         Class A Shares
                                                             ---------------------------------------------------------------------
GROWTH PORTFOLIO                                                 2001(1)       2000(1)        1999(1)       1998(1)       1997(2)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                               $15.11        $14.43         $12.99        $12.32        $11.40
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                                        0.58          0.47           0.26          0.31          0.33
   Net realized and unrealized gain (loss)                        (0.57)         1.05           1.82          1.14          0.92
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                       0.01          1.52           2.08          1.45          1.25
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                          (0.60)        (0.49)         (0.27)        (0.32)        (0.31)
   Net realized gains                                             (0.88)        (0.35)         (0.37)        (0.46)        (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.48)        (0.84)         (0.64)        (0.78)        (0.33)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $13.64        $15.11         $14.43        $12.99        $12.32
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       0.21%        10.53%         16.20%        11.82%        11.08%++
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                                 $432,596      $432,580       $391,235      $279,842      $161,026
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                        0.60%         0.60%          0.60%         0.60%         0.60%+
   Net investment income                                           3.91          3.23           1.93          2.77          4.79+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               9%            2%            10%           41%            0%
----------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                               Class B Shares
                                                      -------------------------------------------------------------------
GROWTH PORTFOLIO                                          2001(1)       2000(1)        1999(1)         1998      1997(2)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                        $15.18        $14.48         $13.00        $12.33      $11.40
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                                 0.47          0.36           0.16          0.22        0.23
   Net realized and unrealized gain (loss)                 (0.57)         1.03           1.82          1.12        0.94
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (0.10)         1.39           1.98          1.34        1.17
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                   (0.46)        (0.34)         (0.13)        (0.21)      (0.22)
   Net realized gains                                      (0.88)        (0.35)         (0.37)        (0.46)      (0.02)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.34)        (0.69)         (0.50)        (0.67)      (0.24)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $13.74        $15.18         $14.48        $13.00      $12.33
-------------------------------------------------------------------------------------------------------------------------
Total Return                                               (0.56)%        9.61%         15.40%        10.93%      10.32%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                         $453,823      $486,164       $452,943      $343,474    $211,434
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                 1.35%         1.35%          1.35%         1.35%       1.35%+
   Net investment income                                    3.11          2.43           1.18          1.96        4.04+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        9%            2%            10%           41%          0%
-------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                                     Class L Shares
                                                           -------------------------------------------------------------
GROWTH PORTFOLIO                                              2001(1)       2000(1)    1999(1)(2)   1998       1997(3)
========================================================================================================================
Net Asset Value, Beginning of Year                             $15.19        $14.48      $13.00     $12.33      $11.40
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                                      0.47          0.35        0.16       0.22        0.24
   Net realized and unrealized gain (loss)                      (0.58)         1.05        1.82       1.12        0.93
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                             (0.11)         1.40        1.98       1.34        1.17
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                        (0.46)        (0.34)      (0.13)     (0.21)      (0.22)
   Net realized gains                                           (0.88)        (0.35)      (0.37)     (0.46)      (0.02)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (1.34)        (0.69)      (0.50)     (0.67)      (0.24)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $13.74        $15.19      $14.48     $13.00      $12.33
------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (0.62)%        9.68%      15.40%     10.92%      10.32%++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                               $55,586       $57,596     $53,319    $42,983     $31,279
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                      1.35%         1.35%       1.35%      1.35%       1.35%+
   Net investment income                                         3.12          2.39        1.18       1.96        4.04+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             9%            2%         10%        41%          0%
========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                                    Class A Shares
                                                        --------------------------------------------------------------------------
BALANCED PORTFOLIO                                         2001(1)       2000(1)         1999(1)          1998          1997(2)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                      $    12.58    $    12.95    $      12.62  $      12.14        $   11.40
---------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                                   0.58          0.45            0.42          0.58             0.45
   Net realized and unrealized gain                           0.55          0.10            0.73          0.80             0.74
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                  1.13          0.55            1.15          1.38             1.19
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     (0.63)        (0.46)          (0.45)        (0.54)           (0.45)
   Net realized gains                                        (0.70)        (0.46)          (0.37)        (0.36)              --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.33)        (0.92)          (0.82)        (0.90)           (0.45)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $    12.38    $    12.58    $      12.95  $      12.62        $   12.14
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  9.42%         4.37%           9.33%        11.59%           10.64%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                         $  220,781    $  222,275    $    227,674  $    166,806        $  90,938
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                   0.60%         0.60%           0.60%         0.60%            0.60%+
   Net investment income                                      4.61          3.54            3.24          4.79             4.88+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          5%            4%             10%           23%               0%
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                                          Class B Shares
                                                              ---------------------------------------------------------------------
BALANCED PORTFOLIO                                               2001(1)       2000(1)         1999(1)         1998      1997/(2)/
===================================================================================================================================
Net Asset Value, Beginning of Year                                $12.64        $12.95          $12.61       $12.14       $11.40
-----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                                         0.49          0.35            0.32         0.48         0.37
   Net realized and unrealized gain                                 0.56          0.09            0.74         0.80         0.74
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                        1.05          0.44            1.06         1.28         1.11
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.44)        (0.29)          (0.35)       (0.45)       (0.37)
   Net realized gains                                              (0.70)        (0.46)          (0.37)       (0.36)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (1.14)        (0.75)          (0.72)       (0.81)       (0.37)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $12.55        $12.64          $12.95       $12.61       $12.14
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        8.66%         3.48%           8.62%       10.67%        9.90%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                                 $226,548      $238,456        $247,733     $193,791     $111,918
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         1.35%         1.35%           1.35%        1.35%        1.35%+
   Net investment income                                            3.83          2.75            2.50         3.96         4.14+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                5%            4%             10%          23%           0%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                           Class L Shares
                                                        -------------------------------------------------------------
BALANCED PORTFOLIO                                     2001/(1)/   2000/(1)/  1999/(1)//(2)/    1998      1997/(3)/
=====================================================================================================================
Net Asset Value, Beginning of Year                        $12.64      $12.94     $ 12.61      $12.14       $11.40
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(4)                                 0.50        0.36        0.32        0.46         0.37
   Net realized and unrealized gain                         0.55        0.09        0.73        0.82         0.74
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                1.05        0.45        1.05        1.28         1.11
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                   (0.44)      (0.29)      (0.35)      (0.45)       (0.37)
   Net realized gains                                      (0.70)      (0.46)      (0.37)      (0.36)          --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.14)      (0.75)      (0.72)      (0.81)       (0.37)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $12.55      $12.64      $12.94      $12.61       $12.14
---------------------------------------------------------------------------------------------------------------------
Total Return                                                8.67%       3.56%       8.53%      10.67%        9.90%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                          $35,202     $33,989     $34,809     $27,473      $19,968
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                 1.35%       1.35%       1.35%       1.35%        1.35%+
   Net investment income                                    3.89        2.76        2.50        3.69         4.14+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        5%          4%         10%         23%           0%
---------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                               Class Z Shares
                                                  ----------------------------------------------------------------
BALANCED PORTFOLIO                                 2001/1/       2000/1/       1999/1/       1998/1/     1997/2/
==================================================================================================================
Net Asset Value, Beginning of Year                 $12.55        $12.95        $12.61       $12.13       $12.10
------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income/3/                          0.44          0.45          0.45         1.11         0.00*
   Net realized and unrealized gain                  0.71          0.13          0.74         0.30         0.03
------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         1.15          0.58          1.19         1.41         0.03
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.69)        (0.52)        (0.48)       (0.57)           --
   Net realized gains                               (0.70)        (0.46)        (0.37)       (0.36)           --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.39)        (0.98)        (0.85)       (0.93)           --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $12.31        $12.55        $12.95       $12.61       $12.13
------------------------------------------------------------------------------------------------------------------
Total Return                                         9.65%         4.58%         9.70%       11.82%        0.25%++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                      $574       $29,653       $36,726       $2,919           $2
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          0.35%         0.35%         0.35%        0.35%        0.35%+
   Net investment income                             3.70          3.48          3.50         8.31         5.39#
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 5%            4%           10%          23%           0%
==================================================================================================================

/1/ Per share amounts have been calculated using the monthly average shares method.
/2/ For the period from January 17, 1997 (inception date) to January 31, 1997. /3/ Net investment income per share includes short-term capital gain distributions from Underlying Funds.
*    Amount represents less than $0.01 per share.
#    Not annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                            Class A Shares
                                                  -------------------------------------------------------------------
CONSERVATIVE PORTFOLIO                            2001(1)        2000(1)        1999(1)       1998            1997(2)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $  11.47       $ 12.04        $ 12.17      $ 11.90          $ 11.46
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                          0.67          0.56           0.58         0.73             0.53
   Net realized and unrealized gain (loss)           0.31         (0.33)          0.11         0.63             0.43
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.98          0.23           0.69         1.36             0.96
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.73)        (0.55)         (0.58)       (0.69)           (0.52)
   Net realized gains                               (0.21)        (0.25)         (0.24)       (0.40)              --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.94)        (0.80)         (0.82)       (1.09)           (0.52)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $  11.51       $ 11.47        $ 12.04      $ 12.17          $ 11.90
---------------------------------------------------------------------------------------------------------------------
Total Return                                         8.91%         1.96%          5.85%       11.70%            8.57%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                  $ 62,582       $70,327        $71,583      $51,233          $30,478
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          0.60%         0.60%          0.60%        0.60%            0.60%+
   Net investment income                             5.84          4.76           4.80         6.17             5.66+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 1%            3%             5%          28%               0%
---------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.

(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                             Class B Shares
                                                  -------------------------------------------------------------------
CONSERVATIVE PORTFOLIO                            2001(1)       2000(1)        1999(1)       1998             1997(2)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $  11.50       $ 12.02        $ 12.16      $ 11.89           $ 11.46
Income (Loss) From Operations:
   Net investment income(3)                         0.61          0.51           0.52         0.66              0.48
   Net realized and unrealized gain (loss)          0.31         (0.33)          0.10         0.64              0.42
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.92          0.18           0.62         1.30              0.90
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.61)        (0.45)         (0.52)       (0.63)            (0.47)
   Net realized gains                              (0.21)        (0.25)         (0.24)       (0.40)               --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.82)        (0.70)         (0.76)       (1.03)            (0.47)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $  11.60       $ 11.50        $ 12.02      $ 12.16           $ 11.89
---------------------------------------------------------------------------------------------------------------------
Total Return                                        8.33%         1.50%          5.22%       11.21%             8.03%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                 $ 52,197       $64,910        $64,983      $48,584           $28,297
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         1.10%         1.10%          1.09%        1.10%             1.10%+
   Net investment income                            5.30          4.29           4.31         5.67              5.16+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                1%            3%             5%          28%                0%
---------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.

(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                           Class L Shares
                                                   -------------------------------------------------------------------
CONSERVATIVE PORTFOLIO                              2001(1)      2000(1)       1999(1)(2)       1998           1997(3)
======================================================================================================================
Net Asset Value, Beginning of Year                  $ 11.50     $ 12.02         $ 12.16       $ 11.89          $ 11.46
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                            0.64        0.51            0.53          0.69             0.48
   Net realized and unrealized gain (loss)             0.29       (0.32)           0.10          0.62             0.42
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           0.93        0.19            0.63          1.31             0.90
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.63)      (0.46)          (0.53)        (0.64)           (0.47)
   Net realized gains                                 (0.21)      (0.25)          (0.24)        (0.40)              --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.84)      (0.71)          (0.77)        (1.04)           (0.47)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $ 11.59     $ 11.50         $ 12.02       $ 12.16          $ 11.89
----------------------------------------------------------------------------------------------------------------------
Total Return                                           8.35%       1.59%           5.29%        11.25%            8.08%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                     $ 7,530     $ 6,952         $ 6,899       $ 5,386          $ 4,129
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            1.05%       1.05%           1.05%         1.05%            1.05%+
   Net investment income                               5.49        4.34            4.32          5.72             5.21+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   1%          3%              5%           28%               0%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.

(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                     Class A Shares
                                             -----------------------------------------------------------------
INCOME PORTFOLIO                              2001(1)       2000(1)         1999(1)       1998         1997(2)
==============================================================================================================
Net Asset Value, Beginning of Year           $  10.64     $  11.50        $  11.75     $  11.53       $  11.46
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                      0.72         0.64            0.69         0.76           0.63
   Net realized and unrealized gain (loss)       0.07        (0.76)          (0.14)        0.52           0.07
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.79        (0.12)           0.55         1.28           0.70
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.76)       (0.63)          (0.69)       (0.77)         (0.63)
   Net realized gains                           (0.02)       (0.11)          (0.11)       (0.29)            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.78)       (0.74)          (0.80)       (1.06)         (0.63)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  10.65     $  10.64        $  11.50     $  11.75       $  11.53
--------------------------------------------------------------------------------------------------------------
Total Return                                     7.74%       (1.04)%          4.88%       11.44%          6.39%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)              $ 26,354     $ 32,111        $ 36,390     $ 29,574       $ 17,817
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.60%        0.60%           0.60%        0.60%          0.60%+
   Net investment income                         6.80         5.78            5.95         6.62           6.32+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             0%           4%              0%          28%             0%
==============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.

(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                       Class B Shares
                                               ------------------------------------------------------------------
INCOME PORTFOLIO                                2001(1)      2000(1)         1999(1)         1998          1997(2)
=================================================================================================================
Net Asset Value, Beginning of Year             $  10.65      $ 11.50         $ 11.76       $ 11.53        $ 11.46
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                        0.67         0.59            0.63          0.70           0.58
   Net realized and unrealized gain (loss)         0.07        (0.75)          (0.15)         0.52           0.07
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.74        (0.16)            0.48         1.22           0.65
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.65)       (0.58)          (0.63)        (0.70)         (0.58)
   Net realized gains                             (0.02)       (0.11)          (0.11)        (0.29)            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.67)       (0.69)          (0.74)        (0.99)         (0.58)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  10.72      $ 10.65         $ 11.50       $ 11.76        $ 11.53
-----------------------------------------------------------------------------------------------------------------
Total Return                                       7.21%       (1.47)%          4.25%        10.93%          5.89%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                $ 22,799      $28,302         $34,497       $26,563        $17,800
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.10%        1.10%           1.10%         1.10%          1.10%+
   Net investment income                           6.29         5.27            5.45          6.12           5.82+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               0%           4%              0%           28%             0%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.

(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, except where noted:

                                                                      Class L Shares
                                               -------------------------------------------------------------
INCOME PORTFOLIO                                 2001/1/     2000/1/     1999/1//2/        1998       1997/3/
============================================================================================================
Net Asset Value, Beginning of Year             $10.65      $11.50         $ 11.76        $11.53      $11.46
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/4/                      0.68        0.60            0.64          0.71        0.59
   Net realized and unrealized gain (loss)       0.06       (0.76)          (0.15)         0.52        0.07
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.74       (0.16)           0.49          1.23        0.66
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.66)      (0.58)          (0.64)        (0.71)      (0.59)
   Net realized gains                           (0.02)      (0.11)          (0.11)        (0.29)         --
------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.68)      (0.69)          (0.75)        (1.00)      (0.59)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.71      $10.65          $11.50        $11.76      $11.53
------------------------------------------------------------------------------------------------------------
Total Return                                     7.22%      (1.42)%          4.31%        10.98%       5.94%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                $3,229      $3,698          $3,945        $3,568      $2,113
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.05%       1.05%           1.05%         1.05%       1.05%+
   Net investment income                         6.35        5.36            5.47          6.17        5.87+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             0%          4%              0%           28%          0%
============================================================================================================

/1/ Per share amounts have been calculated using the monthly average shares method.

/2/  On June 12, 1998, Class C shares were renamed Class L shares.

/3/  For the period from February 5, 1996 (inception date) to January 31, 1997.

/4/ Net investment income per share includes short-term capital gain distributions from Underlying Funds.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global, High Growth, Growth, Balanced, Conservative, and Income Portfolios ("Portfolios") of Smith Barney Allocation Series Inc. ("Fund") as of January 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from February 5, 1996 (commencement of operations) to January 31, 1997, with respect to the High Growth, Growth, Balanced, Conservative, and Income Portfolios, and for each of the years in the two-year period then ended and for the period from March 9, 1998 (commencement of operations) to January 31, 1999, with respect to the Global Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned portfolios of Smith Barney Allocation Series Inc. as of January 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                               [LOGO]

New York, New York
March 8, 2001

Tax Information (unaudited)

For Federal tax purposes the Portfolios hereby designate for the fiscal year ended January 31, 2001:

 .    Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:


          Global Portfolio                                      47.56%
          High Growth Portfolio                                 11.12
          Growth Portfolio                                      12.12
          Balanced Portfolio                                    12.05
          Conservative Portfolio                                 5.65
          Income Portfolio                                       2.47

 .    Total long-term capital gain distributions paid:

          Global Portfolio                                $ 1,047,662
          High Growth Portfolio                            44,925,894
          Growth Portfolio                                 56,845,562
          Balanced Portfolio                               26,294,400
          Conservative Portfolio                            2,259,793
          Income Portfolio                                     90,094

The following percentages of ordinary dividends paid by the Portfolios from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

          Growth Portfolio                                       3.91%
          Balanced Portfolio                                     6.89
          Conservative Portfolio                                 6.16
          Income Portfolio                                       6.57

Directors
Walter E. Auch
Martin Brody
H. John Ellis
Armon E. Kamesar
Stephen E. Kaufman
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

R. Jay Gerken
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributors
Salomon Smith Barney Inc.
PFS Distributors, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

Smith Barney
Allocation Series Inc.
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

This report is submitted for the general information of the shareholders of Smith Barney Allocation Series Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

                                                  [LOGO OF SALOMON SMITH BARNEY]


                                                               Member NASD, SIPC
                                               (C)2001 Salomon Smith Barney Inc.

                                                                    FD01278 3/01

SMITH BARNEY ALLOCATION SERIES INC.
ANNUAL REPORT  |  JANUARY 31, 2001
SELECT HIGH GROWTH PORTFOLIO
SELECT GROWTH PORTFOLIO
SELECT BALANCED PORTFOLIO
SELECT CONSERVATIVE PORTFOLIO
SELECT INCOME PORTFOLIONOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE

TABLE OF CONTENTS

Letter to Shareholders......................................   1

Smith Barney Allocation Series Portfolios

    Select High Growth Portfolio............................   7

    Select Growth Portfolio.................................  10

    Select Balanced Portfolio...............................  13

    Select Conservative Portfolio...........................  16

    Select Income Portfolio.................................  19

Schedules of Investments....................................  22

Statements of Assets and Liabilities........................  27

Statements of Operations....................................  28

Statements of Changes in Net Assets.........................  29

Notes to Financial Statements...............................  31

Financial Highlights........................................  34

Independent Auditors' Report................................  39

Tax Information.............................................  40

Directors and Officers......................................  41

Dear Shareholder:

[PHOTO]
Heath B. McLendon
CHAIRMAN

[PHOTO]
R. Jay Gerken
VICE PRESIDENT AND INVESTMENT OFFICER

We are pleased to present the annual report for the Smith Barney Allocation Series Inc. -- Select Portfolios ("Allocation Series -- Select Portfolios") High Growth, Growth, Balanced, Conservative and Income Select Portfolios ("Portfolio(s)")(1) for the year ended January 31, 2001. Please note that this report has been prepared for the information of shareholders of the Portfolios and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus includes information regarding the Portfolios' sales charges, expenses, objectives, policies, management, performance and other information. Please read it carefully before you invest or send money.

SPECIAL SHAREHOLDER NOTICE
Certain changes in the underlying Smith Barney funds in which the Smith Barney Allocation Series portfolios invest have been prompted by mutual fund mergers, and in some cases, by the desire for additional flexibility regarding investments in selected mutual funds. The modifications to each portfolio of Smith Barney Allocation Series are shown in the charts below. These changes are effective immediately.

ADDITIONS OF UNDERLYING SMITH BARNEY FUNDS

                                                                                                     Investment
                                          Portfolio           Additions                                Ranges
                                          ---------           ---------                                ------
                                          Select High Growth  Smith Barney Growth and Income Fund      0-20%
                                          Select Growth       Smith Barney Growth and Income Fund       0-20
                                          Select Balanced     Smith Barney Growth and Income Fund       0-20

Dear Shareholder:

                             ELIMINATIONS OF UNDERLYING SMITH BARNEY FUNDS

                                          Portfolio           Eliminations
                                          ---------           ------------
                                          Select High Growth  Hansberger Global Small Cap Value Fund
                                                              Emerging Markets Portfolio
                                                              Smith Barney Large Cap Blend Fund
                                          Select Balanced     Hansberger Global Small Cap Value Fund
                                                              Smith Barney Large Cap Blend Fund
                                          Select
                                          Conservative        Smith Barney Large Cap Blend Fund

                             CHANGES IN INVESTMENT RANGES

                                                                                                     Investment
                                          Portfolio           Underlying Fund                          Ranges
                                          ---------           ---------------                          ------
                                          Select High Growth  Smith Barney Aggressive
                                                              Growth Fund Inc.                         5-30%
                                          Select Balanced     Large Cap Value Fund                      0-20
                                          Select              Smith Barney Premium
                                          Conservative        Total Return Fund                         0-20

1 THE PORTFOLIOS ARE UNDERLYING INVESTMENT OPTIONS OF VARIOUS VARIABLE ANNUITY
  PRODUCTS. A VARIABLE ANNUITY PRODUCT IS A CONTRACT ISSUED BY AN INSURANCE COMPANY WHERE THE ANNUITY PREMIUM (A SET AMOUNT OF DOLLARS) IS IMMEDIATELY TURNED INTO UNITS OF A PORTFOLIO OF SECURITIES. UPON RETIREMENT, THE POLICY HOLDER IS PAID ACCORDING TO ACCUMULATED UNITS WHOSE DOLLAR VALUE VARIES ACCORDING TO THE PERFORMANCE OF THE SECURITIES WITHIN THE SUB ACCOUNTS. ITS OBJECTIVE IS TO PRESERVE, THROUGH INVESTMENT, THE PURCHASING VALUE OF THE ANNUITY WHICH OTHERWISE IS SUBJECT TO EROSION THROUGH INFLATION.

As we have stated often in the past, our original goal in introducing the Portfolios was to maximize reward potential and minimize risk through diversification by investing in a wide range of asset classes and investment styles. As you know, unlike ordinary mutual funds, the various Portfolios do not invest directly in stocks, bonds or other securities. Instead, they invest in carefully selected groups of Smith Barney Mutual Funds that work to achieve the investment objective of each respective Portfolio.

By design, an investment in a particular Portfolio is likely to be less volatile than an investment in a single asset type, a particular mutual fund or a specific financial market. With respect to investment returns, the performance of each Portfolio is designed, in any one year to rank somewhere in the middle of the asset classes in which it invests, performing below the best markets but better than the worst ones, and over time to provide better than average potential return with possibly lower volatility.

The chart below shows the performance of the five Portfolios for the reporting period. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages. Additional Portfolio performance information for the five Portfolios can be found on pages 7 through 21.

THE PERFORMANCE OF SMITH BARNEY ALLOCATION SERIES -- SELECT PORTFOLIOS(2)

TOTAL RETURNS(3) FOR THE YEAR ENDED JANUARY 31, 2001

                                                            TOTAL RETURNS
                                                            --------------
       Select High Growth                                      (1.33)%
       Select Growth                                            0.22
       Select Balanced                                          9.57
       Select Conservative                                      9.25
       Select Income                                            7.98

THE U.S. MARKETS
The year 2000 began on a strong note, as investor appetite for "New Economy" stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled, and consumer confidence ran high.

The favorable environment began to change, however, when trends that were overlooked in late 1999 began to take effect, such as increasing interest rates, the euro's persistent weakness against the U.S. dollar and a spike in oil prices. The combination of these factors resulted in a sharp decline in stock prices throughout the year, especially in the technology sector.

A dismal end to the year 2000 resulted in the first significantly negative year for U.S. stocks in a decade, and ended a spectacular run of five consecutive years of gains that were greater than 20%. Concerns of a "hard landing" in the downward flight of an economic slowdown took a heavy toll on stock prices towards the end of the year. The Federal Reserve Board's ("Fed") increase in interest rates in 2000 seemed to have accomplished its desired effect of slowing down the U.S. economy. As several economic indicators provided evidence of a distinctly softer economy, investors even worried about the prospects of an economic recession in 2001.

---------
2 THE PERFORMANCE RETURNS STATED IN THIS REPORT DO NOT REFLECT THE DEDUCTION OF
  INITIAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE ANNUITY CONTRACTS SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE THE PERFORMANCE OF EACH PORTFOLIO. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
3 ALL TOTAL RETURN INFORMATION REPRESENTS PAST PERFORMANCE, WHICH IS NOT
  INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), OR ANY OTHER AGENCY, ENTITY, OR PERSON.

The first quarter of 2000 witnessed significant changes in the bond market and unprecedented levels of volatility in the stock market. Interest rates rose early in the quarter and then fell significantly as the quarter progressed. The stock market sold off in response to higher rates in early 2000 and to profit-taking as investors moved in to realize gains that were most likely postponed from 1999 in order to maximize tax-efficiency.

The second quarter of 2000 witnessed a seesaw pattern of volatility in the stock market. The speculative bubble that had built up in the high-flying technology and biotechnology sectors of the Nasdaq Composite Index(4) had finally burst during the week of April 10, 2000.

Stock market volatility remained high during the third quarter of 2000. Towards the end of the quarter, however, investor focus on the "4 Es" -- energy, economy, earnings and the euro (the new European currency) -- led to a nervous market as stock prices declined from lofty valuations. Oil prices climbed to above $35 per barrel, raising concerns about inflation. Against a backdrop of slowing economic growth, investors fretted over the prospects of "stagflation" -- the combination of a slowing economy and rising inflation. The U.S. dollar continued to strengthen against the euro as the European economy remained sluggish relative to the U.S. economy.

U.S. stocks remained highly volatile and came under increasing pressure in the fourth quarter of 2000 as investors digested a slew of high-profile profit warnings, especially from high-tech companies. The compression in price/earnings ("P/E")(5) multiples, triggered by higher interest rates and weaker profits, hit the technology sector -- where stock valuations had reached unsustainable, lofty levels -- the hardest. Falling demand in the semiconductor sector, along with rising inventories and the significant decline in valuations of pure-play Internet companies, were the main themes in the technology sector during the period.

Transportation companies were hurt by higher energy prices. The healthcare sector saw a tug-of-war between talk of reform and new scientific advances, and eventually did offer investors a safe haven as the technology sector corrected. Defensive and value-oriented sectors such as consumer staples and utilities performed relatively better in 2000. In addition, small cap stocks declined in 2000 while value stocks(6) significantly outperformed growth stocks in 2000.

In the face of growing conviction of an economic slowdown and as a flight-to-safety alternative to a declining stock market, U.S. bond yields continued to decline during the period under review. Yields fell significantly at the short end of the yield curve(7) (i.e., for fixed income instruments with shorter maturities) in 2000 as investors began to discount the expectation that the Fed would ease interest rates in 2001 in order to combat the growing economic malaise.

---------
4 THE NASDAQ COMPOSITE INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT MEASURES ALL
  DOMESTIC AND NON-U.S. BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
5 P/E RATIO IS THE PRICE OF A STOCK DIVIDED BY ITS EARNINGS PER SHARE.
6 VALUE STOCKS ARE SHARES THAT ARE CONSIDERED TO BE INEXPENSIVE RELATIVE TO
  THEIR ASSET VALUES OR EARNING POWER.
7 THE YIELD CURVE IS THE GRAPHICAL DEPICTION OF THE RELATIONSHIP BETWEEN THE
  YIELD ON BONDS OF THE SAME CREDIT QUALITY BUT DIFFERENT MATURITIES.

THE BENEFITS OF LONG-TERM INVESTING
GROWTH OF $10,000 INVESTED IN THE
STANDARD & POOR'S 500 COMPOSITE STOCK INDEX,
SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX,
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
JANUARY 1991 -- JANUARY 2001
(UNAUDITED)

        STANDARD & POOR'S 500  SALOMON SMITH BARNEY WORLD                    LEHMAN BROTHERS GOVERNMENT
        COMPOSITE STOCK INDEX       GOVERNMENT BOND INDEX  MSCI EAFE INDEX         CORPORATE BOND INDEX
1/1/91                  10000                       10000            10000                        10000
1/1/92                  12265                       11116            10065                        11313
1/1/93                  13560                       12220             9065                        12623
1/1/94                  15303                       13532            13070                        13923
1/1/95                  15382                       13198            12523                        13490
1/1/96                  21323                       15516            14586                        15881
1/1/97                  26937                       16850            14910                        16260
1/1/98                  34184                       18882            16467                        18077
1/1/99                  45295                       21858            18868                        19654
1/1/00                  49974                       20535            22499                        19089
1/1/01                  49521                       22933            20628                        21715

THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 WIDELY HELD COMMON STOCKS. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET-CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF THE GOVERNMENT BOND MARKETS OF 14 COUNTRIES. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EAFE INDEX CONSISTS OF THE EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALASIA AND THE FAR EAST. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

"Don't Fight the Fed" is a phrase that is part of Wall Street lore. During January 2001, the Fed aggressively lowered interest rates. The Fed eased interest rates on the 3rd and 31st of January, lowering short-term rates a total of 100 basis points(8) (i.e., 1%). We believe that the central bank has begun a series of interest rate declines to thwart an economic slowdown. In our opinion, investors with long-term time horizons and high tolerances for risk who remain committed to stocks may enjoy positive returns over time.

INTERNATIONAL MARKETS
2000 began with several months of strong appreciation as an unquenchable appetite by investors for telecommunications, media and technology ("TMT") equities drove a very sharp rally of global markets. Year 2000 technology apprehensions and concerns of economic disruption were quickly dispelled. The Y2K transition appeared to be a strong testament to the foresight of capital and human resources dedicated to fix that potential technological nightmare.

---------
8 A BASIS POINT IS 0.01% OR ONE ONE-HUNDREDTH OF A PERCENT.

Overlooked by many during the favorable global capital markets environment of early 2000, however, were several trends that unnerved investors as the year progressed:

    - The Fed continued a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool stock market euphoria;

    - The euro continued the trend of weakness established early in 1999, cascading a further 19% versus the U.S. dollar before hitting bottom. The euro's fall caused corporate earnings dislocations on both sides of the Atlantic;

    - Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment; and

    - Subsequent interest rate increases moderated global growth expectations, in turn causing several rounds of earnings downgrades, especially for high profile technology names.

In 2000, the bonds from emerging markets performed better than the issues from more mature countries primarily due to excellent returns in a handful of countries, coupled with high coupons(9) on emerging market bonds. Interestingly, monthly performance for the year was balanced with six months of positive returns and six months of negative returns.

The Fed raised short-term interest rates over the course of the year and maintained an inflationary bias through November as it sought to dampen inflation. The December rally arose when the Federal Open Market Committee ("FOMC")(1)(0) recognized that recession, not inflation, was the primary threat to the U.S. economy. The FOMC removed their inflationary bias in favor of a "weakening" economy and indicated that future interest rate cuts were imminent in 2001. During January 2001, the Fed's decision to move to an easing bias provided a particular boost to Latin America, given the region's relatively large dependence on capital inflows. Individual country performance during the year followed the pattern of 1999, with strong outperformance concentrated in a few countries.

LOOKING FORWARD
The moderation in U.S. growth has intensified so far in 2001. The sharp fourth-quarter sell-off in stocks has continued to undermine consumer confidence and raised financing hurdles for business investment. Key areas of business and consumer spending have slowed sharply, triggering a pullback in manufacturing that could undermine consumer confidence further as the job market falters. The Fed reversed its monetary policy quickly, freed up by increasing evidence that inflation risks have faded. And while the risks to the broad stock market remain real and no guarantees can be given, we believe that recent Fed interest rate cuts may trigger a strong recovery during the second half of 2001 in the U.S.

So far in 2001, the major stock indices continue to face considerable pressure. Moreover, while 2000 may be remembered as a year of volatility, market swings are hardly new. If there is any given for investors it is that markets can be unpredictable over short periods of time. The diversification that each Portfolio offers can be a defense in times of extreme market fluctuations. In turbulent markets, we believe that patience is indeed a virtue and investors who stay committed to their long-term investment strategies in their portfolios stand to benefit over time.

---------
9 COUPON IS THE PERIODIC INTEREST PAYMENT MADE TO THE BONDHOLDERS DURING THE
  LIFE OF THE BOND.
10 FOMC IS A POLICY-MAKING BODY OF THE FEDERAL RESERVE SYSTEM, THE U.S. CENTRAL
   BANK, THAT IS RESPONSIBLE FOR THE FORMULATION OF POLICY DESIGNED TO PROMOTE ECONOMIC GROWTH, FULL EMPLOYMENT, STABLE PRICES AND A SUSTAINABLE PATTERN OF INTERNATIONAL TRADE AND PAYMENTS.

Thank you for investing in the Smith Barney Allocation Series Inc. -- Select Portfolios. We appreciate your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon                                /s/ R. Jay Gerken
Heath B. McLendon                                    R. Jay Gerken
CHAIRMAN                                             VICE PRESIDENT AND
                                                     INVESTMENT OFFICER

MARCH 13, 2001

THE INFORMATION PROVIDED IN THIS LETTER AND IN THE MARKET COMMENTARIES ON
PAGES 7 THROUGH 19 REPRESENT THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO OR THE PERCENTAGE OF THE PORTFOLIO'S ASSETS HELD IN VARIOUS SECTORS WILL REMAIN THE SAME. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS IS AS OF JANUARY 31, 2001 AND IS SUBJECT TO CHANGE.

THE SELECT HIGH GROWTH PORTFOLIO
TARGET ASSET ALLOCATION

BOND FUNDS  STOCK FUNDS

10%                 90%

THE SELECT HIGH GROWTH PORTFOLIO SEEKS CAPITAL APPRECIATION BY INVESTING A HIGH PERCENTAGE OF ITS ASSETS IN AGGRESSIVE EQUITY FUNDS.

The Select High Growth Portfolio seeks capital appreciation. Among the Portfolios of the Smith Barney Allocation Series, the Select High Growth Portfolio invests the highest percentage of its assets in aggressive stock mutual funds that focus on smaller, more speculative companies as well as mid-sized or larger companies with rapid growth potential. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.

(PLEASE NOTE INTERNATIONAL STOCKS ARE SUBJECT TO CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS; SMALL-CAP STOCKS OFTEN EXPERIENCE SHARPER PRICE FLUCTUATIONS THAN STOCKS OF LARGE-CAP COMPANIES; HIGH-YIELD SECURITIES ARE LOWER-RATED ISSUES AND ARE INHERENTLY MORE RISKY THAN HIGHER-RATED SECURITIES AND A SECTOR FUND INVESTS IN A SINGLE INDUSTRY SO ITS SHARES DO NOT REPRESENT A COMPLETE INVESTMENT PROGRAM AND THE VALUE OF ITS SHARES MAY FLUCTUATE MORE THAN SHARES INVESTED IN A BROADER RANGE OF INDUSTRIES. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN OTHER MUTUAL FUNDS RATHER THAN DIRECTLY IN PORTFOLIO SECURITIES.)
INDEX COMPARISON*

S&P 500**                                                     (0.90)%
RUSSELL 2000-Registered Trademark- ***                           3.69
MSCI EAFE+                                                     (8.31)
SALOMON SMITH BARNEY
 HIGH YIELD MARKET ++                                            1.52

* THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2001. ** THE S&P 500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY
   HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
***THE RUSSELL 2000-Registered Trademark- INDEX MEASURES THE PERFORMANCE OF THE
   2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
+ THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS OF COMPANIES LOCATED IN EUROPE, AUSTRALASIA AND THE FAR EAST. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
++ THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX IS A BROAD-BASED UNMANAGED
   INDEX OF HIGH YIELD SECURITIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

PORTFOLIO UPDATE

The Select High Growth Portfolio's ("Portfolio") shares returned negative 1.33% for the year ended January 31, 2001. The chart that appears on page 8 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

A dismal end to year 2000 resulted in the first significantly negative year for U.S. stocks in a decade and ended a spectacular run of five consecutive years of greater than 20% gains. Concerns of a "hard landing" in the downward flight of an economic slowdown took a heavy toll on stock prices towards the end of the year. The Fed's increase in interest rates in the first half of 2000 seemed to have accomplished its desired effect in taking the steam out of the U.S. economy. As several economic indicators provided evidence of a distinctly "softer" economy, investors even worried about the prospects of an economic recession in 2001.

Stock market volatility has remained high throughout the reporting period. Investor focus on the "4 Es" -- energy, economy, earnings and the euro -- led to a nervous market environment as stock prices continued to swing up and down, often dramatically. At the end of 2000, oil prices climbed to well above $35 per barrel and raised concerns about inflation. Against a backdrop of slowing economic growth, investors fretted over the prospects of "stagflation" -- slowing economy and rising inflation. The U.S. dollar continued to strengthen against the euro as the European economy remained sluggish relative to the U.S. economy.

During the period, the Portfolio's performance was negatively affected by its international funds, whereas some of its domestic fund holdings helped its performance.
-------------------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT HIGH GROWTH PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED, FROM TIME TO TIME, UPON THE APPROVAL OF THE SMITH BARNEY ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT HIGH GROWTH PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, RUSSELL 2000 INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX

FEBRUARY 5, 1997 -- JANUARY 31, 2001 (UNAUDITED)

           SELECT HIGH     STANDARD & POOR'S 500   RUSSELL       MSCI     SALOMON SMITH BARNEY HIGH YIELD
         GROWTH PORTFOLIO  COMPOSITE STOCK INDEX  2000 INDEX  EAFE INDEX           MARKET INDEX
2/5/97            $10,000                $10,000     $10,000     $10,000                          $10,000
7/97              $11,250                $12,254     $11,307     $11,711                          $10,757
1/98              $11,060                $12,689     $11,807     $11,028                          $11,487
7/98              $11,998                $14,618     $11,569     $12,349                          $11,906
1/99              $13,138                $16,814     $11,851     $12,635                          $11,812
7/99              $13,972                $17,571     $12,431     $13,566                          $11,870
1/00              $15,563                $18,551     $13,953     $15,067                          $11,743
7/00              $15,745                $19,145     $14,142     $14,788                          $11,800
1/31/01           $15,356                $18,383     $14,469     $13,813                          $11,921

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2001. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF SOME OF THE SMALLER-CAPITALIZED U.S.-DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EAFE INDEX CONSISTS OF THE EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALASIA AND THE FAR EAST. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS. THE CHART DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.

HISTORICAL PERFORMANCE -- SELECT HIGH GROWTH PORTFOLIO+


                                                  NET ASSET VALUE
                                         ----------------------------------       INCOME        CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR      END OF YEAR      DIVIDENDS      DISTRIBUTIONS      TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------------------------
1/31/01                                        $15.16             $14.23           $0.39            $0.35               (1.33)%
---------------------------------------------------------------------------------------------------------------------------------
1/31/00                                         13.02              15.16            0.07             0.17               18.46
---------------------------------------------------------------------------------------------------------------------------------
1/31/99                                         11.06              13.02            0.07             0.04               18.79
---------------------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00              11.06            0.00             0.00               10.60++
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                              $0.53            $0.56
---------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT HIGH GROWTH PORTFOLIO

Year Ended 1/31/01                                                                                                  (1.33)%
----------------------------------------------------------------------------------------------------------------------------
2/5/97* through 1/31/01                                                                                             11.36
----------------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT HIGH GROWTH PORTFOLIO

2/5/97* through 1/31/01                                                                                             53.56%
----------------------------------------------------------------------------------------------------------------------------

  +  IT IS THE SELECT HIGH GROWTH PORTFOLIO'S POLICY TO
     DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
 ++  TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
  *  COMMENCEMENT OF OPERATIONS.

THE SELECT GROWTH PORTFOLIO
TARGET ASSET ALLOCATION

BOND FUNDS  STOCK FUNDS
30%                 70%

THE SELECT GROWTH PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN FUNDS CONTAINING THE ISSUES OF MORE ESTABLISHED COMPANIES.

The Select Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Smith Barney Allocation Series, the Select Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds to provide growth. The Portfolio's stock allocation also includes funds that invest in small- and mid-cap stocks and international securities. In addition, a significant portion of the Select Growth Portfolio is allocated to bonds to help reduce its potential volatility.

(PLEASE NOTE INTERNATIONAL STOCKS ARE SUBJECT TO CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS; SMALL-CAP STOCKS OFTEN EXPERIENCE SHARPER PRICE FLUCTUATIONS THAN STOCKS OF LARGE-CAP COMPANIES; HIGH-YIELD SECURITIES ARE LOWER-RATED ISSUES AND ARE INHERENTLY MORE RISKY THAN HIGHER-RATED SECURITIES AND A SECTOR FUND INVESTS IN A SINGLE INDUSTRY SO ITS SHARES DO NOT REPRESENT A COMPLETE INVESTMENT PROGRAM AND THE VALUE OF ITS SHARES MAY FLUCTUATE MORE THAN SHARES INVESTED IN A BROADER RANGE OF INDUSTRIES. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN OTHER MUTUAL FUNDS RATHER THAN DIRECTLY IN PORTFOLIO SECURITIES.)

INDEX COMPARISON*

S&P 500**                                                      (0.90)%
RUSSELL 2000-Registered Trademark- ***                            3.69
MSCI EAFE+                                                      (8.31)
LEHMAN BROTHERS GOVERNMENT/
 CORPORATE BOND++                                                13.76

* THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2001. ** THE S&P 500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY
   HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
***THE RUSSELL 2000-Registered Trademark- INDEX MEASURES THE PERFORMANCE OF THE
   2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
+ THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS OF COMPANIES LOCATED IN EUROPE, AUSTRALASIA AND THE FAR EAST. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
++ THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX TRACKS THE PERFORMANCE OF
   THE OVERALL BOND MARKET AND IS A BROAD MEASURE OF THE PERFORMANCE OF GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

PORTFOLIO UPDATE

The Select Growth Portfolio ("Portfolio") returned 0.22% for the year ended January 31, 2001. The chart that appears on page 11 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

In 2000, the stock market retreated from its five-year streak of 20% plus returns as the Standard & Poor's 500 Index ("S&P 500 Index") declined 9.10%. In several respects, the market's performance in 2000 reversed many of the trends that had contributed to strong gains in prior years. The significant decline in a number of large-cap growth stocks(1) (primarily in the technology sector) that had fueled the market's performance in prior years penalized Portfolio performance in 2000.

The U.S. bond market generally enjoyed a solid year in 2000. In addition to benefiting from slower economic growth later in the period, U.S. Treasury and agency securities responded positively earlier in the year to supply-and-demand factors. Also, high-quality corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign government bonds provided relatively attractive returns, including yields that were at the high end of their ranges when compared to U.S. government securities. During the period, the Portfolio's stock funds hurt its performance while its bond funds helped it.
---------
1 GROWTH STOCKS ARE SHARES OF COMPANIES BELIEVED TO EXHIBIT THE POTENTIAL FOR
  FASTER-THAN-AVERAGE GROWTH WITHIN THEIR INDUSTRIES.
--------------------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT GROWTH PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE SMITH BARNEY ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT GROWTH PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, RUSSELL 2000 INDEX, MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

FEBRUARY 5, 1997 -- JANUARY 31, 2001 (UNAUDITED)

         SELECT GROWTH  STANDARD & POOR'S 500                                        LEHMAN BROTHERS GOVERNMENT
           PORTFOLIO    COMPOSITE STOCK INDEX  RUSSELL 2000 INDEX  MSCI EAFE INDEX         CORPORATE BOND INDEX
2/5/97         $10,000                $10,000             $10,000          $10,000                      $10,000
7/97           $11,170                $12,254             $11,307          $11,711                      $10,575
1/98           $11,280                $12,689             $11,807          $11,028                      $11,117
7/98           $12,111                $14,618             $11,569          $12,349                      $11,428
1/99           $13,120                $16,814             $11,851          $12,635                      $12,086
7/99           $13,414                $17,571             $12,431          $13,566                      $11,694
1/00           $14,395                $18,551             $13,953          $15,067                      $11,738
7/00           $14,492                $19,145             $14,142          $14,788                      $12,362
1/31/01        $14,426                $18,383             $14,469          $13,813                      $13,353

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2001. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF SOME OF THE SMALLER-CAPITALIZED U.S.-DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EAFE INDEX IS A COMPOSITE INDEX THAT CONSISTS OF EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALASIA AND THE FAR EAST. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS. THE CHART DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.

HISTORICAL PERFORMANCE -- SELECT GROWTH PORTFOLIO+

                                                  NET ASSET VALUE
                                         ----------------------------------       INCOME        CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR      END OF YEAR      DIVIDENDS      DISTRIBUTIONS      TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------------------------
1/31/01                                        $13.80             $13.03           $0.37            $0.43                 0.22%
---------------------------------------------------------------------------------------------------------------------------------
1/31/00                                         12.87              13.80            0.13             0.17                 9.72
---------------------------------------------------------------------------------------------------------------------------------
1/31/99                                         11.28              12.87            0.11             0.12                16.31
---------------------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00              11.28            0.00             0.00                12.80++
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                              $0.61            $0.72
---------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT GROWTH PORTFOLIO

Year Ended 1/31/01                                                                                                    0.22%
----------------------------------------------------------------------------------------------------------------------------
2/5/97* through 1/31/01                                                                                               9.63
----------------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT GROWTH PORTFOLIO

2/5/97* through 1/31/01                                                                                             44.26%
----------------------------------------------------------------------------------------------------------------------------

  +  IT IS THE SELECT GROWTH PORTFOLIO'S POLICY TO DISTRIBUTE
     DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
 ++  TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
  *  COMMENCEMENT OF OPERATIONS.

THE SELECT BALANCED PORTFOLIO
TARGET ASSET ALLOCATION

BOND FUNDS  STOCK FUNDS

50%                 50%

THE SELECT BALANCED PORTFOLIO SEEKS A BALANCE OF CAPITAL GROWTH AND INCOME BY PLACING EQUAL EMPHASIS ON FUNDS INVESTING IN STOCKS AND BONDS.

The Select Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Select Balanced Portfolio, as its name states, divides its assets roughly between stock and bond mutual funds. The stock funds are primarily large-capitalization, dividend-paying funds. The bond portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

(PLEASE NOTE INTERNATIONAL STOCKS ARE SUBJECT TO CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS. THERE ARE RISKS ASSOCIATED WITH INVESTING IN OTHER MUTUAL FUNDS RATHER THAN DIRECTLY IN PORTFOLIO SECURITIES.)
INDEX COMPARISON*

S&P 500**                                                      (0.90)%
LEHMAN BROTHERS GOVERNMENT/
 CORPORATE BOND***                                               13.76
SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL+                      8.06
SALOMON SMITH BARNEY
 WORLD GOVERNMENT BOND++                                          3.67

* THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2001. ** THE S&P 500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY
   HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
***THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX TRACKS THE PERFORMANCE OF
   THE OVERALL BOND MARKET AND IS A BROAD MEASURE OF THE PERFORMANCE OF GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
+ THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX CONSISTS OF ONE ONE-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
++ THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET
   CAPITALIZATION-WEIGHTED INDEX THAT TRACKS THE PERFORMANCE OF THE GOVERNMENT BOND MARKETS OF 14 COUNTRIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

PORTFOLIO UPDATE

The Select Balanced Portfolio's ("Portfolio") shares returned 9.57% for the year ended January 31, 2001. The chart that appears on page 14 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

Stock markets generally tumbled around the world in the fourth quarter of 2000. And the more speculative the market, the harder the fall. Full year 2000 returns followed the same pattern -- a startling contrast to 1999 when markets soared. In addition, stock market volatility rose markedly during the reporting period. Technology stocks, which had sprinted ahead in 1999 because of current earnings and rising future estimates, hit their peak in March 2000. As it became clearer that the economy and earnings estimates were slowing, however, technology stocks weakened. In addition, in January 2001, signs of slowing economic growth continued to impact stock prices negatively and caused volatility to remain high.

During the period, the U.S. Treasury market put in their best performance since 1994 and the spread markets (non-U.S. Treasury markets such as corporate bonds) put in their worst performance since the recession of 1991. Record budget surpluses caused the U.S. Treasury to buy back (predominately) long-term debt through monthly reverse auctions. Simultaneously, as rates were dropping, the Fed was on its most intensive monetary policy tightening campaign since 1994. This caused corporate bond yields to widen to levels not seen since the 1991 recession.

During a reporting period where many of the major stock indices posted negative returns, the Portfolio posted positive returns primarily because of its underlying bond funds as well as the solid performance turned in by some of its underlying stock funds.
-------------------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT BALANCED PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED, FROM TIME TO TIME, UPON THE APPROVAL OF THE SMITH BARNEY ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT BALANCED PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN BROTHERS
GOVERNMENT/CORPORATE BOND INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX

FEBRUARY 5, 1997 -- JANUARY 31, 2001 (UNAUDITED)

         SELECT BALANCED  STANDARD & POOR'S 500  LEHMAN BROTHERS GOVERNMENT/     MSCI        SALOMON SMITH BARNEY
            PORTFOLIO     COMPOSITE STOCK INDEX     CORPORATE BOND INDEX      EAFE INDEX  WORLD GOVERNMENT BOND INDEX
2/5/97           $10,000                $10,000                      $10,000     $10,000                      $10,000
7/97             $11,050                $12,254                      $10,575     $11,711                      $10,512
1/98             $11,280                $12,689                      $11,117     $11,028                      $11,111
7/98             $11,846                $14,618                      $11,428     $12,349                      $11,589
1/99             $12,381                $16,814                      $12,086     $12,635                      $12,863
7/99             $12,651                $17,571                      $11,694     $13,566                      $12,347
1/00             $12,961                $18,551                      $11,738     $15,067                      $12,164
7/00             $13,546                $19,145                      $12,362     $14,788                      $12,784
1/31/01          $14,201                $18,383                      $13,353     $13,813                      $13,585

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2001. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EAFE INDEX IS A COMPOSITE INDEX THAT CONSISTS OF EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALASIA AND THE FAR EAST. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET-CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF THE GOVERNMENT BOND MARKETS OF 14 COUNTRIES. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS. THE CHART DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.

HISTORICAL PERFORMANCE -- SELECT BALANCED PORTFOLIO+

                                                  NET ASSET VALUE
                                         ----------------------------------       INCOME        CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR      END OF YEAR      DIVIDENDS      DISTRIBUTIONS      TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------------------------
1/31/01                                        $12.13             $12.35           $0.40            $0.50                9.57%
---------------------------------------------------------------------------------------------------------------------------------
1/31/00                                         12.04              12.13            0.22             0.24                4.69
---------------------------------------------------------------------------------------------------------------------------------
1/31/99                                         11.28              12.04            0.16             0.16                9.76
---------------------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00              11.28            0.00             0.00               12.80++
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                              $0.78            $0.90
---------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT BALANCED PORTFOLIO

Year Ended 1/31/01                                                                                                   9.57%
----------------------------------------------------------------------------------------------------------------------------
2/5/97* through 1/31/01                                                                                              9.20
----------------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT BALANCED PORTFOLIO

2/5/97* through 1/31/01                                                                                             42.01%
----------------------------------------------------------------------------------------------------------------------------

  +  IT IS THE SELECT BALANCED PORTFOLIO'S POLICY TO DISTRIBUTE
     DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
 ++  TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
  *  COMMENCEMENT OF OPERATIONS.

THE SELECT CONSERVATIVE PORTFOLIO
TARGET ASSET ALLOCATION

BOND FUNDS  STOCK FUNDS

70%                 30%

THE SELECT CONSERVATIVE PORTFOLIO PRIMARILY SEEKS INCOME AND, SECONDARILY, LONG-TERM GROWTH OF CAPITAL BY INVESTING THE MAJORITY OF ITS ASSETS IN FUNDS THAT INVEST IN BONDS.

The Select Conservative Portfolio seeks income and, secondarily, long-term capital growth. Among the Portfolios of the Smith Barney Allocation Series, the Select Conservative Portfolio invests the highest percentage of its assets in taxable bond funds, with a percentage invested in stock funds that invest primarily in large-capitalization U.S. stocks.

(THE PORTFOLIO INVESTS IN FUNDS THAT HOLD HIGH-YIELD SECURITIES. THESE SECURITIES ARE LESS LIQUID THAN INVESTMENT-GRADE SECURITIES AND THEIR MARKET VALUES TEND TO BE MORE VOLATILE. ALSO, THERE ARE RISKS ASSOCIATED WITH INVESTING IN OTHER MUTUAL FUNDS RATHER THAN DIRECTLY IN PORTFOLIO SECURITIES.)
INDEX COMPARISON*

S&P 500**                                                      (0.90)%
Lehman Brothers Government/Corporate Bond***                     13.76
Salomon Smith Barney
 High Yield Market +                                              1.52
Salomon Smith Barney
 One-Year Treasury Bill++                                         8.06


* THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2001. ** THE S&P 500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY
   HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
***THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX TRACKS THE PERFORMANCE OF
   THE OVERALL BOND MARKET AND IS A BROAD MEASURE OF THE PERFORMANCE OF GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
+ THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX IS A BROAD-BASED UNMANAGED INDEX OF HIGH YIELD SECURITIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
++ THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX CONSISTS OF ONE
   ONE-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

PORTFOLIO UPDATE

The Select Conservative Portfolio's ("Portfolio") shares returned 9.25% for the year ended January 31, 2001. The chart that appears on page 17 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

Stock markets generally tumbled around the world in the fourth quarter of 2000. And the more speculative the market, the harder the fall. Full year 2000 returns followed the same pattern -- a startling contrast to 1999 when markets soared. In addition, stock market volatility rose markedly during the reporting period. Technology stocks, which had sprinted ahead in 1999 because of current earnings and rising future estimates, hit their peak in March 2000. As it became clearer that the economy and earnings estimates were slowing, however, technology stocks weakened. In addition, in January 2001, signs of slowing economic growth continued to impact stock prices negatively and caused volatility to remain high.

The U.S. bond market generally enjoyed a solid year in 2000. In addition to benefiting from slower economic growth later in the period, U.S. Treasury and agency securities responded positively earlier in the year to supply-and-demand factors. Also, high-quality corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign government bonds provided relatively attractive returns, including yields that were at the high end of their ranges when compared to U.S. government securities.

During the period, the U.S. Treasury market put in their best performance since 1994 and the spread markets (non-U.S. Treasury markets such as corporate bonds) put in their worst performance since the recession of 1991. Record budget surpluses caused the U.S. Treasury to buy back (predominately) long-term debt through monthly reverse auctions. Simultaneously, as rates were dropping the Fed was on its most intensive monetary policy tightening campaign since 1994. This caused corporate bond yields to widen to levels not seen since the 1991 recession. During the period, the Portfolio posted solid performance returns primarily because of the favorable performance of its underlying bond funds that benefited from positive trends influencing the bond market.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT CONSERVATIVE PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED, FROM TIME TO TIME, UPON THE APPROVAL OF THE SMITH BARNEY ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT CONSERVATIVE PORTFOLIO VS. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX AND SALOMON SMITHBARNEY ONE-YEAR TREASURY BILL INDEX

FEBRUARY 5, 1997 -- JANUARY 31, 2001 (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 SELECT          STANDARD & POOR'S 500   LEHMAN BROTHERS GOVERNMENT  SALOMON SMITH BARNEY HIGH
         CONSERVATIVE PORTFOLIO  COMPOSITE STOCK INDEX         CORPORATE BOND INDEX         YIELD MARKET INDEX
2/5/97                  $10,000                $10,000                      $10,000                    $10,000
7/97                    $10,930                $12,254                      $10,575                    $10,757
1/98                    $11,300                $12,689                      $11,117                    $11,487
7/98                    $11,646                $14,618                      $11,428                    $11,906
1/99                    $11,984                $16,814                      $12,086                    $11,812
7/99                    $12,129                $17,571                      $11,694                    $11,870
1/00                    $12,246                $18,551                      $11,738                    $11,743
7/00                    $12,774                $19,145                      $12,362                    $11,800
1/31/01                 $13,379                $18,383                      $13,353                    $11,921


         SALOMON SMITH BARNEY ONE-YEAR
                   TREASURY BILL INDEX

2/5/97                         $10,000
7/97                           $10,322
1/98                           $10,627
7/98                           $10,910
1/99                           $11,222
7/99                           $11,481
1/00                           $11,683
7/00                           $12,071
1/31/01                        $12,625

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2001. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX IS COMPOSED OF ONE 1-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS. THE CHART DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.

HISTORICAL PERFORMANCE -- SELECT CONSERVATIVE PORTFOLIO+


                                                  NET ASSET VALUE
                                         ----------------------------------       INCOME        CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR      END OF YEAR      DIVIDENDS      DISTRIBUTIONS      TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------------------------
1/31/01                                        $11.57             $11.73           $0.62            $0.25                9.25%
---------------------------------------------------------------------------------------------------------------------------------
1/31/00                                         11.71              11.57            0.27             0.13                2.19
---------------------------------------------------------------------------------------------------------------------------------
1/31/99                                         11.30              11.71            0.17             0.10                6.05
---------------------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00              11.30            0.00             0.00               13.00++
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                              $1.06            $0.48
---------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT CONSERVATIVE PORTFOLIO

Year Ended 1/31/01                                      9.25%
-------------------------------------------------------------
2/5/97* through 1/31/01                                  7.58
-------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT CONSERVATIVE PORTFOLIO

2/5/97* through 1/31/01                                33.79%
-------------------------------------------------------------

  +  IT IS THE SELECT CONSERVATIVE PORTFOLIO'S POLICY TO
     DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
 ++  TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
  *  COMMENCEMENT OF OPERATIONS.

THE SELECT INCOME PORTFOLIO
TARGET ASSET ALLOCATION

STOCK FUNDS  BOND FUNDS

10%                 90%

THE SELECT INCOME PORTFOLIO SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY IN BOND FUNDS.

The Select Income Portfolio seeks high current income. Among the Portfolios of the Smith Barney Allocation Series, the Select Income Portfolio allocates the highest percentage of its assets in taxable fixed-income funds designed to generate a high level of income consistent with relative stability of principal. A small percentage of the Portfolio is invested in equity funds that invest in large-capitalization U.S. stocks.

(PLEASE NOTE THAT THE PORTFOLIO INVESTS IN FUNDS THAT HOLD HIGH-YIELD CORPORATE BONDS, DEBENTURES AND NOTES. THESE SECURITIES ARE LESS LIQUID THAN INVESTMENT-GRADE SECURITIES AND THEIR MARKET VALUES TEND TO BE MORE VOLATILE. ALSO, THERE ARE RISKS ASSOCIATED WITH INVESTING IN OTHER MUTUAL FUNDS RATHER THAN DIRECTLY IN PORTFOLIO SECURITIES.)
INDEX COMPARISON*

S&P 500**                                                      (0.90)%
Lehman Brothers Government/
 Corporate Bond***                                               13.76
Salomon Smith Barney
 High Yield Market+                                               1.52
Salomon Smith Barney
 One-Year Treasury Bill++                                         8.06

* THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2001. ** THE S&P 500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY
   HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
***THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX TRACKS THE PERFORMANCE OF
   THE OVERALL BOND MARKET AND IS A BROAD MEASURE OF THE PERFORMANCE OF GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
+ THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX IS A BROAD-BASED UNMANAGED INDEX OF HIGH YIELD SECURITIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
++ THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX CONSISTS OF ONE
   ONE-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

PORTFOLIO UPDATE

The Select Income Portfolio's ("Portfolio") shares returned 7.98% for the year ended January 31, 2001. The chart that appears on page 20 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Past performance is not indicative of future results.

The U.S. bond market generally enjoyed a solid year in 2000. In addition to benefiting from slower economic growth later in the period, U.S. Treasury and agency securities responded positively earlier in the year to supply-and-demand factors. Also, high-quality corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign government bonds provided relatively competitive returns, including yields that were at the high end of their ranges when compared to U.S. government securities.

During the period, the U.S. Treasury market put in their best performance since 1994 and the spread markets (non-U.S. Treasury markets such as corporate bonds) put in their worst performance since the recession of 1991. Record budget surpluses caused the U.S. Treasury to buy back (predominately) long-term debt through monthly reverse auctions. Simultaneously, as rates were dropping, the Fed was on its most intensive monetary policy tightening campaign since 1994. This caused corporate bond yields to widen to levels not seen since the 1991 recession.

The Portfolio performed solidly during the period as the bond market posted positive performance while the stock market wrestled with slowing economic growth and lower corporate earnings.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT INCOME PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED, FROM TIME TO TIME, UPON THE APPROVAL OF THE SMITH BARNEY ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT INCOME PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN BROTHERS
GOVERNMENT/CORPORATE BOND INDEX,
SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX AND SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX

FEBRUARY 5, 1997 -- JANUARY 31, 2001 (UNAUDITED)


                             Standard &                                            Salomon
                             Poor's 500      Lehman                 Salomon        Brothers
                Select       Composite     Gov't./Corp.             Brothers       One-Year
                Income         Stock          Bond                 High Yield      Treasury
               Portfolio       Index         Index      Return    Market Index    Bill Index
              ------------  -------------  ---------------------------------------------------
  2/5/97        10,000         10,000         10,000                10,000           10,000
   7/97         10,850         12,254         10,575                10,757           10,322
   1/98         11,290         12,689         11,117                11,487           10,627
   7/98         11,620         14,618         11,428                11,906           10,910
   1/99         11,875         16,814         12,086                11,812           11,222
   7/99         11,722         17,571         11,694                11,870           11,481
   1/00         11,786         18,551         11,738                11,743           11,683
   7/00         12,201         19,145         12,362                11,800           12,071
 1/31/01        12,727         18,383         13,353                11,921           12,625

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2001. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX IS COMPOSED OF ONE 1-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS. THE CHART DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.

HISTORICAL PERFORMANCE -- SELECT INCOME PORTFOLIO+

                                                  NET ASSET VALUE
                                         ----------------------------------       INCOME        CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR      END OF YEAR      DIVIDENDS      DISTRIBUTIONS      TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------------------------
1/31/01                                        $11.18             $11.14           $0.77            $0.13                7.98%
---------------------------------------------------------------------------------------------------------------------------------
1/31/00                                         11.66              11.18            0.33             0.06               (0.75)
---------------------------------------------------------------------------------------------------------------------------------
1/31/99                                         11.29              11.66            0.15             0.06                5.18
---------------------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00              11.29            0.00             0.00               12.90++
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                              $1.25            $0.25
---------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT INCOME PORTFOLIO

Year Ended 1/31/01                                7.98%
-------------------------------------------------------
2/5/97* through 1/31/01                            6.24
-------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT INCOME PORTFOLIO

2/5/97* through 1/31/01                          27.27%
-------------------------------------------------------

  +  IT IS THE SELECT INCOME PORTFOLIO'S POLICY TO DISTRIBUTE
     DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
 ++  TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
  *  COMMENCEMENT OF OPERATIONS.

THE SELECT HIGH GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2001

  SHARES                             DESCRIPTION                                 VALUE
-------------------------------------------------------------------------------------------
UNDERLYING FUNDS -- 99.5%
   178,067   Smith Barney Aggressive Growth Fund Inc.                          $ 19,079,892
   524,159   Smith Barney Funds, Inc. - Large Cap Value Fund                      9,083,689
 1,961,042   Smith Barney Income Funds - Smith Barney High Income Fund           17,296,393
 1,444,243   Smith Barney Investment Funds Inc. - Smith Barney Hansberger
               Global Value Fund                                                 18,255,232
 1,510,298   Smith Barney Investment Funds Inc. - Smith Barney Peachtree
               Growth Fund                                                       18,168,891
   683,332   Smith Barney Investment Funds Inc. - Smith Barney Small Cap
               Growth Fund                                                        8,883,325
   542,115   Smith Barney Investment Series - Smith Barney Growth and
               Income Fund                                                        9,004,537
   753,442   Smith Barney Investment Trust - Smith Barney Large
               Capitalization Growth Fund                                        18,097,700
   415,975   Smith Barney Investment Trust - Smith Barney Mid Cap Core
               Fund                                                               9,093,216
 2,780,549   Smith Barney Small Cap Core Fund, Inc.                              36,619,837
   957,579   Smith Barney World Funds, Inc. - International All Cap
               Growth Portfolio                                                  17,753,521
-------------------------------------------------------------------------------------------
             TOTAL UNDERLYING FUNDS (Cost -- $181,244,786)                      181,336,233
-------------------------------------------------------------------------------------------

   FACE
  AMOUNT                             DESCRIPTION                                 VALUE

-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
  $929,000   Goldman Sachs & Co., 5.630% due 2/1/01; Proceeds at
             maturity -- $929,145;
             (Fully collateralized by U.S. Treasury Notes & Bonds, 5.500%
             to 13.750% due 5/15/01 to 2/15/26;
             Market value -- $947,580) (Cost -- $929,000)                           929,000
-------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $182,173,786*)                 $182,265,233
-------------------------------------------------------------------------------------------

  *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS
     SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2001

  SHARES                           DESCRIPTION                                     VALUE

-------------------------------------------------------------------------------------------
UNDERLYING FUNDS -- 99.5%
   153,113   Smith Barney Aggressive Growth Fund Inc.                          $ 16,406,073
 1,597,571   Smith Barney Funds, Inc. - Large Cap Value Fund                     27,685,919
 2,981,527   Smith Barney Income Funds - Smith Barney High Income Fund           26,297,076
 3,027,907   Smith Barney Investment Funds Inc. - Smith Barney Government
               Securities Fund                                                   28,674,286
 1,106,362   Smith Barney Investment Funds Inc. - Smith Barney Hansberger
               Global Value Fund                                                 13,984,426
 2,432,640   Smith Barney Investment Funds Inc. - Smith Barney Investment
               Grade Bond Fund                                                   29,216,017
 2,121,328   Smith Barney Investment Funds Inc. - Smith Barney Peachtree
               Growth Fund                                                       25,519,584
   990,160   Smith Barney Investment Funds Inc. - Smith Barney Small Cap
               Growth Fund                                                       12,872,090
 1,565,835   Smith Barney Investment Series - Smith Barney Growth and
               Income Fund                                                       26,008,526
   562,292   Smith Barney Investment Trust - Smith Barney Large
               Capitalization Growth Fund                                        13,506,262
   626,548   Smith Barney Investment Trust - Smith Barney Mid Cap Core
               Fund                                                              13,696,352
 1,017,526   Smith Barney Small Cap Core Fund, Inc.                              13,400,826
 1,312,622   Smith Barney World Funds, Inc. - International All Cap
               Growth Portfolio                                                  24,336,025
-------------------------------------------------------------------------------------------
             TOTAL UNDERLYING FUNDS (Cost -- $279,597,318)                      271,603,462
-------------------------------------------------------------------------------------------

   FACE
  AMOUNT                            DESCRIPTION                                   VALUE

-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
$1,239,000   Goldman Sachs & Co., 5.630% due 2/1/01; Proceeds at
             maturity -- $1,239,194;
             (Fully collateralized by U.S. Treasury Notes & Bonds, 5.500%
             to 13.750% due 5/15/01 to 2/15/26;
             Market value -- $1,263,781) (Cost -- $1,239,000)                     1,239,000
-------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $280,836,318*)                 $272,842,462
-------------------------------------------------------------------------------------------

  *  AGGREGRATE COST FOR FEDERAL INCOME TAX PURPOSES IS
     SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2001

  SHARES                            DESCRIPTION                                   VALUE

-------------------------------------------------------------------------------------------
UNDERLYING FUNDS -- 99.1%
 1,533,632   Smith Barney Appreciation Fund Inc.                              $ 22,989,150
 1,499,369   Smith Barney Fundamental Value Fund Inc.                           22,835,401
   636,823   Smith Barney Funds, Inc. - Large Cap Value Fund                    11,036,149
 2,456,023   Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund         10,069,697
 1,452,796   Smith Barney Income Funds - Smith Barney Convertible Fund          23,825,870
 4,794,309   Smith Barney Income Funds - Smith Barney Diversified
               Strategic Income Fund                                            33,991,653
 1,361,235   Smith Barney Income Funds - Smith Barney Premium Total
               Return Fund                                                      23,168,225
 2,360,155   Smith Barney Investment Funds Inc. - Smith Barney Government
               Securities Fund                                                  22,350,671
   686,745   Smith Barney Investment Series - Smith Barney Growth and
               Income Fund                                                      11,406,846
 1,793,265   Smith Barney Managed Governments Fund Inc.                         22,397,890
 1,093,366   Smith Barney World Funds, Inc. - Global Government Bond
               Portfolio                                                        11,250,745
   612,727   Smith Barney World Funds, Inc. - International All Cap
               Growth Portfolio                                                 11,359,973
-------------------------------------------------------------------------------------------
             TOTAL UNDERLYING FUNDS (Cost -- $231,908,577)                     226,682,270
-------------------------------------------------------------------------------------------

   FACE
  AMOUNT                          DESCRIPTION                                     VALUE

-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
$1,962,000   Goldman Sachs & Co., 5.630% due 2/1/01; Proceeds at
             maturity -- $1,962,307;
             (Fully collateralized by U.S. Treasury Notes & Bonds, 5.500%
             to 13.750% due 5/15/01 to 2/15/26;
             Market value -- $2,001,241) (Cost -- $1,962,000)                    1,962,000
-------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $233,870,577*)                $228,644,270
-------------------------------------------------------------------------------------------

  *  AGGREGRATE COST FOR FEDERAL INCOME TAX PURPOSES IS
     SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT CONSERVATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2001

  SHARES                          DESCRIPTION                                    VALUE

------------------------------------------------------------------------------------------
UNDERLYING FUNDS -- 98.5%
   362,721   Smith Barney Appreciation Fund Inc.                              $ 5,437,182
   177,903   Smith Barney Fundamental Value Fund Inc.                           2,709,467
   593,328   Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund         2,432,646
   341,396   Smith Barney Income Funds - Smith Barney Convertible Fund          5,598,898
 1,526,784   Smith Barney Income Funds - Smith Barney Diversified
               Strategic Income Fund                                           10,824,898
   628,726   Smith Barney Income Funds - Smith Barney High Income Fund          5,545,363
   160,316   Smith Barney Income Funds - Smith Barney Premium Total
               Return Fund                                                      2,728,580
   573,393   Smith Barney Investment Funds Inc. - Smith Barney Government
               Securities Fund                                                  5,430,029
   217,920   Smith Barney Investment Funds Inc. - Smith Barney Hansberger
               Global Value Fund                                                2,754,506
   651,333   Smith Barney Managed Governments Fund Inc.                         8,135,155
   261,643   Smith Barney World Funds, Inc. - Global Government Bond
               Portfolio                                                        2,692,302
------------------------------------------------------------------------------------------
             TOTAL UNDERLYING FUNDS (Cost -- $56,121,477)                      54,289,026
------------------------------------------------------------------------------------------

  FACE
 AMOUNT                         DESCRIPTION                                     VALUE

------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
$831,000   Goldman Sachs & Co., 5.630% due 2/1/01; Proceeds at
           maturity -- $831,130;
           (Fully collateralized by U.S. Treasury Notes & Bonds, 5.500%
           to 13.750% due 5/15/01 to 2/15/26;
           Market value -- $847,620) (Cost -- $831,000)                           831,000
------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $56,952,477*)                   $55,120,026
------------------------------------------------------------------------------------------

  *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS
     SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2001

 SHARES                          DESCRIPTION                                   VALUE

----------------------------------------------------------------------------------------
UNDERLYING FUNDS -- 99.6%
  72,788   Smith Barney Appreciation Fund Inc.                              $ 1,091,103
 499,535   Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund         2,048,095
  67,939   Smith Barney Income Funds - Smith Barney Convertible Fund          1,114,202
 611,976   Smith Barney Income Funds - Smith Barney Diversified
             Strategic Income Fund                                            4,338,916
 500,043   Smith Barney Income Funds - Smith Barney High Income Fund          4,410,387
  63,356   Smith Barney Income Funds - Smith Barney Premium Total
             Return Fund                                                      1,078,323
 343,453   Smith Barney Investment Funds Inc. - Smith Barney Government
             Securities Fund                                                  3,252,509
 345,988   Smith Barney Managed Governments Fund Inc.                         4,321,391
----------------------------------------------------------------------------------------
           TOTAL UNDERLYING FUNDS (Cost -- $23,072,822)                      21,654,926
----------------------------------------------------------------------------------------

  FACE
 AMOUNT                            DESCRIPTION                                 VALUE

----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
 $96,000   Goldman Sachs & Co., 5.630% due 2/1/01; Proceeds at
           maturity -- $96,015
           (Fully collateralized by U.S. Treasury Notes & Bonds, 5.500%
           to 13.750% due 5/15/01 to 2/15/26;
           Market value -- $96,672) (Cost -- $96,000)                            96,000
----------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $23,168,822*)                 $21,750,926
----------------------------------------------------------------------------------------

  *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS
     SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES                            JANUARY 31, 2001

                                              SELECT          SELECT          SELECT          SELECT         SELECT
                                           HIGH GROWTH        GROWTH         BALANCED      CONSERVATIVE      INCOME
                                            PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                    $182,173,786    $280,836,318    $233,870,577    $56,952,477     $23,168,822
----------------------------------------------------------------------------------------------------------------------
   Investments, at value                   $182,265,233    $272,842,462    $228,644,270    $55,120,026     $21,750,926
   Cash                                             769             797             532            814             317
   Receivable for Fund shares sold              582,243          39,847          52,737         64,710           5,280
   Dividends and interest receivable                145             194          25,142          6,075           5,066
----------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                             182,848,390     272,883,300     228,722,681     55,191,625      21,761,589
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                  --              --              --        499,290              --
   Payable for Fund shares purchased             27,822          35,774           7,914         23,387           4,621
   Accrued expenses                             250,619         421,423         362,475        130,933           2,746
----------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                            278,441         457,197         370,389        653,610           7,367
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                           $182,569,949    $272,426,103    $228,352,292    $54,538,015     $21,754,222
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares             $     12,830    $     20,916    $     18,496    $     4,651     $     1,952
   Capital paid in excess of par value      167,762,259     258,700,808     214,642,774     52,775,132      22,062,074
   Undistributed net investment income        7,752,769      11,423,168      10,423,992      3,203,664       1,516,842
   Accumulated net realized gain (loss)
     from security transactions               6,950,644      10,275,067       8,493,337        387,019        (408,750)
   Net unrealized appreciation
     (depreciation)
     of investments                              91,447      (7,993,856)     (5,226,307)    (1,832,451)     (1,417,896)
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                           $182,569,949    $272,426,103    $228,352,292    $54,538,015     $21,754,222
----------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING                           12,830,400      20,915,520      18,496,122      4,651,053       1,951,993
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                  $14.23          $13.03          $12.35         $11.73          $11.14
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS                     FOR THE YEAR ENDED JANUARY 31, 2001

                                                 SELECT          SELECT         SELECT          SELECT         SELECT
                                              HIGH GROWTH        GROWTH        BALANCED      CONSERVATIVE      INCOME
                                               PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Income distributions from Underlying
      Funds                                   $  2,143,772    $  6,840,728    $ 9,797,082    $ 3,202,553     $ 1,526,427
   Short-term capital gains from Underlying
     Funds                                       6,128,675       5,370,112      1,271,857        167,282          57,611
   Interest                                        107,907         145,714        102,839         17,275           7,748
------------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                       8,380,354      12,356,554     11,171,778      3,387,110       1,591,786
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Other expenses                                  627,420         933,339        746,910        183,401          74,818
------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                  627,420         933,339        746,910        183,401          74,818
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                            7,752,934      11,423,215     10,424,868      3,203,709       1,516,968
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
   Realized Gain (Loss) From:
       Security transactions                      (775,674)     (2,567,706)       (64,475)      (357,792)       (376,027)
       Capital gain distributions from
         Underlying Funds                        7,792,295      12,898,743      8,573,925        745,512         153,319
------------------------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN (LOSS)                      7,016,621      10,331,037      8,509,450        387,720        (222,708)
------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
     (Depreciation)of Investments:
       Beginning of year                        18,858,386      14,000,232     (5,499,454)    (2,903,168)     (1,798,420)
       End of year                                  91,447      (7,993,856)    (5,226,307)    (1,832,451)     (1,417,896)
------------------------------------------------------------------------------------------------------------------------
   CHANGE IN NET UNREALIZED
     APPRECIATION (DEPRECIATION)               (18,766,939)    (21,994,088)       273,147      1,070,717         380,524
------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                 (11,750,318)    (11,663,051)     8,782,597      1,458,437         157,816
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                  $ (3,997,384)   $   (239,836)   $19,207,465    $ 4,662,146     $ 1,674,784
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS          FOR THE YEAR ENDED JANUARY 31, 2001

                                                SELECT          SELECT          SELECT          SELECT         SELECT
                                             HIGH GROWTH        GROWTH         BALANCED      CONSERVATIVE      INCOME
                                              PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                     $  7,752,934    $ 11,423,215    $ 10,424,868    $  3,203,709    $ 1,516,968
   Net realized gain (loss)                     7,016,621      10,331,037       8,509,450         387,720       (222,708)
   Change in net unrealized
     appreciation (depreciation)              (18,766,939)    (21,994,088)        273,147       1,070,717        380,524
------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                            (3,997,384)       (239,836)     19,207,465       4,662,146      1,674,784
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                       (4,616,762)     (7,137,372)     (6,670,680)     (2,633,071)    (1,407,946)
   Net realized gains                          (4,178,996)     (8,295,986)     (8,432,875)     (1,075,516)      (232,722)
------------------------------------------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS              (8,795,758)    (15,433,358)    (15,103,555)     (3,708,587)    (1,640,668)
------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares            50,646,920      52,180,030      33,513,444       7,357,125      3,961,109
   Net asset value of shares issued for
     reinvestment of dividends                  8,795,758      15,433,358      15,103,555       3,708,587      1,640,668
   Cost of shares reacquired                  (12,112,738)    (15,541,611)    (17,290,592)    (13,894,981)    (7,158,763)
------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                    47,329,940      52,071,777      31,326,407      (2,829,269)    (1,556,986)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS              34,536,798      36,398,583      35,430,317      (1,875,710)    (1,522,870)
NET ASSETS:
   Beginning of year                          148,033,151     236,027,520     192,921,975      56,413,725     23,277,092
------------------------------------------------------------------------------------------------------------------------
   END OF YEAR*                              $182,569,949    $272,426,103    $228,352,292    $ 54,538,015    $21,754,222
------------------------------------------------------------------------------------------------------------------------
 *Includes undistributed net
   investment income of:                       $7,752,769     $11,423,168     $10,423,992      $3,203,664     $1,516,842
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)   FOR THE YEAR ENDED JANUARY 31,
2000

                                              SELECT          SELECT          SELECT          SELECT         SELECT
                                           HIGH GROWTH        GROWTH         BALANCED      CONSERVATIVE      INCOME
                                            PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                   $  4,617,216    $  7,138,581    $  6,670,409    $ 2,633,689     $ 1,407,932
   Net realized gain                          4,178,642       8,297,200       8,432,422      1,075,326         119,014
   Change in net unrealized
     appreciation (depreciation)             10,873,783       3,658,340      (7,271,112)    (2,717,439)     (1,713,642)
----------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                          19,669,641      19,094,121       7,831,719        991,576        (186,696)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                       (513,766)     (1,845,631)     (3,039,821)    (1,173,394)       (681,850)
   Net realized gains                        (1,277,582)     (2,379,175)     (3,405,269)      (549,268)       (132,281)
----------------------------------------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (1,791,348)     (4,224,806)     (6,445,090)    (1,722,662)       (814,131)
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares          58,280,900      96,213,993      67,914,440     24,895,726      11,268,070
   Net asset value of shares issued for
     reinvestment of dividends                1,791,348       4,224,806       6,445,090      1,722,662         814,131
   Cost of shares reacquired                 (5,697,525)     (9,209,569)    (16,619,702)    (8,288,832)     (8,401,338)
----------------------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                  54,374,723      91,229,230      57,739,828     18,329,556       3,680,863
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                       72,253,016     106,098,545      59,126,457     17,598,470       2,680,036
NET ASSETS:
   Beginning of year                         75,780,135     129,928,975     133,795,518     38,815,255      20,597,056
----------------------------------------------------------------------------------------------------------------------
   END OF YEAR*                            $148,033,151    $236,027,520    $192,921,975    $56,413,725     $23,277,092
----------------------------------------------------------------------------------------------------------------------
 *Includes undistributed net
   investment income of:                     $4,616,597      $7,137,325      $6,669,804     $2,633,026      $1,407,820
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and six other separate investment portfolios: High Growth, Growth, Balanced, Conservative, Income and Global Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) dividend income and short-term capital gains from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on the accrual basis;
(d) long-term capital gains from Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. MANAGEMENT AGREEMENT AND OTHER TRANACTIONS
Travelers Investment Adviser, Inc. ("TIA"), another subsidiary of SSBH, acts as the investment manager for the Fund. Each Portfolio pays TIA a monthly fee calculated at an annual rate of 0.35% on the average daily net assets. From this fee all expenses of the Fund are deducted, except for extraordinary expenses. If expenses exceed the 0.35% fee, this amount is paid on behalf of the Fund by TIA.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended January 31, 2001, each Portfolio paid transfer agent fees of $5,000 to CFTC.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc.

3. INVESTMENTS
During the year ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

PORTFOLIO                                       PURCHASES        SALES
-------------------------------------------------------------------------------
Select High Growth                             $66,243,256    $11,555,137
Select Growth                                   74,378,220     11,708,963
Select Balanced                                 36,649,339      1,260,118
Select Conservative                              4,298,982      7,073,343
Select Income                                    1,646,273      3,482,005
-------------------------------------------------------------------------------

At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 NET UNREALIZED
                                                                  APPRECIATION
PORTFOLIO                        APPRECIATION    DEPRECIATION    (DEPRECIATION)
-------------------------------------------------------------------------------
Select High Growth               $17,519,292     $(17,427,845)     $    91,447
Select Growth                     18,501,451      (26,495,307)      (7,993,856)
Select Balanced                    6,725,806      (11,952,113)      (5,226,307)
Select Conservative                1,271,471       (3,103,922)      (1,832,451)
Select Income                         69,623       (1,487,519)      (1,417,896)
-------------------------------------------------------------------------------

4. REPURCHASE AGREEMENTS
The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and security dealers subject to agreements to resell the securities to sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. CAPITAL LOSS CARRYFORWARD
At January 31, 2001, the Select Income Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $173,000, available to offset future capital gains through January 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

6. CAPITAL SHARES
At January 31, 2001, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                              YEAR ENDED          YEAR ENDED
                                           JANUARY 31, 2001    JANUARY 31, 2000
-------------------------------------------------------------------------------
SELECT HIGH GROWTH PORTFOLIO
  Shares sold                                  3,282,773           4,226,369
  Shares issued on reinvestment                  609,042             131,620
  Shares reacquired                             (824,750)           (414,964)
-------------------------------------------------------------------------------
  NET INCREASE                                 3,067,065           3,943,025
-------------------------------------------------------------------------------
SELECT GROWTH PORTFOLIO
  Shares sold                                  3,775,458           7,386,057
  Shares issued on reinvestment                1,187,181             328,523
  Shares reacquired                           (1,154,882)           (703,458)
-------------------------------------------------------------------------------
  NET INCREASE                                 3,807,757           7,011,122
-------------------------------------------------------------------------------
SELECT BALANCED PORTFOLIO
  Shares sold                                  2,719,431           5,623,593
  Shares issued on reinvestment                1,285,409             544,349
  Shares reacquired                           (1,413,467)         (1,372,026)
-------------------------------------------------------------------------------
  NET INCREASE                                 2,591,373           4,795,916
-------------------------------------------------------------------------------

                                              YEAR ENDED          YEAR ENDED
                                           JANUARY 31, 2001    JANUARY 31, 2000
-------------------------------------------------------------------------------
SELECT CONSERVATIVE PORTFOLIO
  Shares sold                                    634,957           2,128,330
  Shares issued on reinvestment                  331,420             150,320
  Shares reacquired                           (1,193,173)           (714,607)
-------------------------------------------------------------------------------
  NET INCREASE (DECREASE)                       (226,796)          1,564,043
-------------------------------------------------------------------------------
SELECT INCOME PORTFOLIO
  Shares sold                                    362,266             986,630
  Shares issued on reinvestment                  153,603              73,213
  Shares reacquired                             (646,305)           (744,458)
-------------------------------------------------------------------------------
  NET INCREASE (DECREASE)                       (130,436)            315,385
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT HIGH GROWTH PORTFOLIO                                2001(1)          2000(1)        1999(1)       1998(1)(2)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $15.16           $13.02         $11.06          $10.00
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)                                    0.65             0.60           0.13            0.26
   Net realized and unrealized gain (loss)                    (0.84)            1.78           1.94            0.80
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                           (0.19)            2.38           2.07            1.06
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income                                      (0.39)           (0.07)         (0.07)             --
   Net realized gains                                         (0.35)           (0.17)         (0.04)             --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.74)           (0.24)         (0.11)             --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $14.23           $15.16         $13.02          $11.06
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (1.33)%          18.46%         18.79%          10.60%++
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)                            $182,570         $148,033        $75,780         $27,071
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                    0.35%            0.35%          0.35%           0.35%+
   Net investment income                                       4.33             4.30           1.08            2.41+
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           7%               0%            19%             43%
----------------------------------------------------------------------------------------------------------------------

(1)  PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
     AVERAGE SHARES METHOD.
(2)  FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF
     OPERATIONS) TO JANUARY 31, 1998.
(3)  NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL
     GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++   TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT GROWTH PORTFOLIO                                     2001(1)          2000(1)        1999(1)       1998(1)(2)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $13.80           $12.87          $11.28         $10.00
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)                                    0.58             0.51            0.27           0.44
   Net realized and unrealized gain (loss)                    (0.55)            0.72            1.55           0.84
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                   0.03             1.23            1.82           1.28
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income                                      (0.37)           (0.13)          (0.11)            --
   Net realized gains                                         (0.43)           (0.17)          (0.12)            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.80)           (0.30)          (0.23)            --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $13.03           $13.80          $12.87         $11.28
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   0.22%            9.72%          16.31%         12.80%++
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)                            $272,426         $236,028        $129,929        $45,982
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                    0.35%            0.35%           0.35%          0.35%+
   Net investment income                                       4.29             3.85            2.29           4.11+
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           4%               0%             10%            43%
----------------------------------------------------------------------------------------------------------------------

(1)  PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
     AVERAGE SHARES METHOD.
(2)  FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF
     OPERATIONS) TO JANUARY 31, 1998.
(3)  NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL
     GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++   TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT BALANCED PORTFOLIO                                 2001(1)          2000(1)          1999(1)        1998(1)(2)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $12.13           $12.04           $11.28           $10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)                                  0.60             0.48             0.42             0.64
   Net realized and unrealized gain                          0.52             0.07             0.66             0.64
-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                 1.12             0.55             1.08             1.28
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income                                    (0.40)           (0.22)           (0.16)              --
   Net realized gains                                       (0.50)           (0.24)           (0.16)              --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (0.90)           (0.46)           (0.32)              --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $12.35           $12.13           $12.04           $11.28
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 9.57%            4.69%            9.76%           12.80%++
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)                          $228,352         $192,922         $133,796          $45,071
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                  0.35%            0.35%            0.35%            0.35%+
   Net investment income                                     4.90             3.92             3.64             5.89+
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                         1%               0%               7%              19%
-----------------------------------------------------------------------------------------------------------------------


(1)  PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
     AVERAGE SHARES METHOD.
(2)  FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF
     OPERATIONS) TO JANUARY 31, 1998.
(3)  NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL
     GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++   TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT CONSERVATIVE PORTFOLIO                               2001(1)          2000(1)        1999(1)       1998(1)(2)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $11.57           $11.71         $11.30          $10.00
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)                                    0.70             0.61           0.60            0.78
   Net realized and unrealized gain (loss)                     0.33            (0.35)          0.08            0.52
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                   1.03             0.26           0.68            1.30
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income                                      (0.62)           (0.27)         (0.17)             --
   Net realized gains                                         (0.25)           (0.13)         (0.10)             --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.87)           (0.40)         (0.27)             --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $11.73           $11.57         $11.71          $11.30
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   9.25%            2.19%          6.05%          13.00%++
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)                             $54,538          $56,414        $38,815         $10,698
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                    0.35%            0.35%          0.35%           0.35%+
   Net investment income                                       6.13             5.20           5.27            7.24+
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           8%               1%             3%             35%
----------------------------------------------------------------------------------------------------------------------

(1)  PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
     AVERAGE SHARES METHOD.
(2)  FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF
     OPERATIONS) TO JANUARY 31, 1998.
(3)  NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL
     GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++   TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT INCOME PORTFOLIO                                     2001(1)          2000(1)        1999(1)       1998(1)(2)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $11.18           $11.66         $11.29         $10.00
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)                                    0.78             0.70           0.74           0.80
   Net realized and unrealized gain (loss)                     0.08            (0.79)         (0.16)          0.49
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                            0.86            (0.09)          0.58           1.29
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income                                      (0.77)           (0.33)         (0.15)            --
   Net realized gains                                         (0.13)           (0.06)         (0.06)            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.90)           (0.39)         (0.21)            --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $11.14           $11.18         $11.66         $11.29
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   7.98%           (0.75)%         5.18%         12.90%++
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)                             $21,754          $23,277        $20,597         $4,440
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                    0.35%            0.35%          0.35%          0.35%+
   Net investment income                                       7.12             6.08           6.45           7.36+
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           8%              11%            14%            11%
----------------------------------------------------------------------------------------------------------------------

(1)  PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
     AVERAGE SHARES METHOD.
(2)  FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF
     OPERATIONS) TO JANUARY 31, 1998.
(3)  NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL
     GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++   TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
     REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY ALLOCATION SERIES INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios ("Portfolios") of the Smith Barney Allocation Series Inc. ("Fund") as of January 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from February 5, 1997 (commencement of operations) to January 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned portfolios of the Smith Barney Allocation Series Inc. as of January 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from February 5, 1997 to January 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP
New York, New York
March 8, 2001

TAX INFORMATION (UNAUDITED)

FOR FEDERAL TAX PURPOSES THE FUND HEREBY DESIGNATES FOR THE FISCAL YEAR ENDED JANUARY 31, 2001:

    - PERCENTAGES OF ORDINARY DIVIDENDS PAID AS QUALIFYING FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION:

      Select High Growth Portfolio..........................         16.42%
      Select Growth Portfolio...............................         16.38
      Select Balanced Portfolio.............................         16.31
      Select Conservative Portfolio.........................          6.60
      Select Income Portfolio...............................          3.08

    - TOTAL LONG-TERM CAPITAL GAIN DISTRIBUTIONS PAID:

      Select High Growth Portfolio..........................    $4,178,996
      Select Growth Portfolio...............................     8,295,986
      Select Balanced Portfolio.............................     8,432,875
      Select Conservative Portfolio.........................     1,075,516
      Select Income Portfolio...............................       232,722

The following percentages of ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

      Select Growth Portfolio...............................          3.98%
      Select Balanced Portfolio.............................          6.78
      Select Conservative Portfolio.........................          6.08
      Select Income Portfolio...............................          6.45

  DIRECTORS
  Walter E. Auch
  Martin Brody
  Armon E. Kamesar
  Stephen E. Kaufman
  H. John Ellis
  Heath B. McLendon, CHAIRMAN

  OFFICERS
  Heath B. McLendon
  CHIEF EXECUTIVE OFFICER

  Lewis E. Daidone
  SENIOR VICE PRESIDENT
  AND TREASURER

  R. Jay Gerken
  VICE PRESIDENT AND
  INVESTMENT OFFICER

  Irving David
  CONTROLLER

  Christina T. Sydor
  SECRETARY

  INVESTMENT MANAGER
  Travelers Investment Adviser, Inc.

  CUSTODIAN
  PFPC Trust Company

  SMITH BARNEY
  ALLOCATION SERIES INC.
  388 Greenwich Street
  New York, New York 10013

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THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE
OWNERS OF THE SMITH BARNEY ALLOCATION SERIES INC.: SELECT HIGH GROWTH, SELECT GROWTH, SELECT BALANCED, SELECT CONSERVATIVE AND SELECT INCOME PORTFOLIOS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE FUND, WHICH CONTAINS INFORMATION CONCERNING THE FUND'S INVESTMENT POLICIES, FEES AND EXPENSES, AS WELL AS OTHER PERTINENT INFORMATION.

[LOGO OF SALOMON SMITH BARNEY]
Member NASD, SIPC
(C) 2001 Salomon Smith Barney Inc.
FD01436 3/01